                                                                   Exhibit 10(L)

                     TRANSITIONAL POWER PURCHASE AGREEMENT

                                BY AND BETWEEN

                             NEVADA POWER COMPANY

                                      AND

                          RELIANT ENERGY SUNRISE, LLC




ASSET BUNDLE:  SUNRISE

                                TABLE OF CONTENTS

Section                                                                                                       Page
-------                                                                                                       ----
 1.      DEFINITIONS...............................................................................               1
 2.      TERM......................................................................................               8
 3.      SECURITY..................................................................................               9
 4.      SUPPLY SERVICE............................................................................              10
 5.      NOTIFICATION..............................................................................              14
 6.      PRICING OF ENERGY AND ANCILLARY SERVICES..................................................              15
 7.      INVOICING AND PAYMENTS....................................................................              16
 8.      REGULATORY APPROVALS......................................................................              19
 9.      COMPLIANCE................................................................................              20
10.      INDEMNIFICATION...........................................................................              20
11.      LIMITATION OF LIABILITY...................................................................              22
12.      FORCE MAJEURE.............................................................................              22
13.      DISPUTES..................................................................................              24
14.      NATURE OF OBLIGATIONS.....................................................................              27
15.      SUCCESSORS AND ASSIGNS....................................................................              27
16.      REPRESENTATIONS...........................................................................              28
17.      DEFAULT AND REMEDIES......................................................................              29
18       FACILITY ADDITIONS AND MODIFICATIONS......................................................              30
19.      COORDINATION..............................................................................              30
20.      EMERGENCY AND NONEMERGENCY CONDITION RESPONSE.............................................              30
21.      OUTAGE SCHEDULING.........................................................................              31
22.      REPORTS...................................................................................              32
23.      COMMUNICATIONS............................................................................              32
24.      NOTICES...................................................................................              33
25.      MERGER....................................................................................              33
26.      HEADINGS..................................................................................              34
27.      COUNTERPARTS AND INTERPRETATION...........................................................              34
28.      SEVERABILITY..............................................................................              34
29.      WAIVERS...................................................................................              34
30.      AMENDMENTS................................................................................              35
31.      TIME IS OF THE ESSENCE....................................................................              35
32.      APPROVALS.................................................................................              35
33.      PLR SERVICE...............................................................................              36
34.      CONFIDENTIALITY...........................................................................              36
35.      CHOICE OF LAW.............................................................................              37

Exhibits                                                                                                       Page
--------                                                                                                       ----
EXHIBIT A         ASSET BUNDLE CAPACITIES AND OPERATING PARAMETERS.................................             A-1
EXHIBIT B         PRICE FLOOR OF ENERGY, PRICE CEILING OF ENERGY, AND PRICE OF
                  ANCILLARY SERVICES...............................................................             B-1
EXHIBIT C         SUPPLIER'S MONTHLY INVOICE.......................................................             C-1
EXHIBIT D         BUYER'S MONTHLY INVOICE - REPLACEMENT COSTS......................................             D-1
EXHIBIT E         YEAR END TRUE-UP INVOICE.........................................................             E-1
EXHIBIT F         NOTICES, BILLING AND PAYMENT INSTRUCTIONS........................................             F-1
EXHIBIT G         FORM OF AVAILABILITY NOTICE......................................................             G-1
EXHIBIT H         FORM OF GUARANTY.................................................................             H-1
EXHIBIT I         COMPANY OBSERVED HOLIDAYS........................................................             I-1
EXHIBIT J         ADJUSTMENTS TO TPPA AMOUNT.......................................................             J-1
EXHIBIT K         ADJUSTMENTS TO MINIMUM ANNUAL TAKE...............................................             K-1
EXHIBIT L         ENERGY APPLICABLE TO MINIMUM ANNUAL TAKE.........................................             L-1
EXHIBIT M         ASSET BUNDLE CONTRACTUAL AND OPERATIONAL CONSTRAINTS.............................             M-1

                     TRANSITIONAL POWER PURCHASE AGREEMENT

This Agreement is made and entered into as of December 9, 2000 by and between Nevada Power Company, a Nevada corporation ("Buyer"), and Reliant Energy Sunrise, LLC, a Delaware limited liability company (the "Supplier"). Buyer and Supplier are referred to individually as a "Party" and collectively as the "Parties."

WITNESSETH:

WHEREAS, Buyer is selling its Sunrise/Sunpeak generating station and other assets associated therewith to Supplier or an affiliate thereof (the "Asset Sale");

WHEREAS, notwithstanding the Asset Sale, Buyer expects that it has been designated as the Provider of Last Resort ("PLR") for its Southern Nevada retail electric customers who are unable to obtain electric service from an alternative seller or who fail to select an alternative seller. The load required to serve such customers, plus the customers under those wholesale sales agreements existing at the Effective Date, is referred to herein as Buyer's Transitional Resource Requirement; and

WHEREAS, as a result of the Asset Sale, Buyer will no longer have its interest in the Sunrise/Sunpeak generating station as a source of supply for its Transitional Resource Requirement; and

WHEREAS, Supplier has or is willing to secure the necessary resources to provide a portion of Buyer's Transitional Resource Requirement; and

WHEREAS, Buyer desires to purchase from Supplier and Supplier desires to sell Energy and Ancillary Services under contract to Buyer; and

NOW, THEREFORE, in consideration of the mutual covenants, representations and agreements hereinafter set forth, and intending to be legally bound hereby, the Parties agree as follows:


1.  DEFINITIONS


     1.1  Format.
          ------

          1.1.1 References to Articles and Sections herein are cross-references to Articles and Sections, respectively, in this Agreement, unless otherwise stated.

          1.1.2 Any parts of this Agreement which are incorporated by reference shall have the same meaning as if set forth in full text herein.

     1.2  Definitions.  As used in this Agreement, the following terms shall
          -----------
          have the meanings set forth below:

          1.2.1  "Agreement" means this Agreement together with the Exhibits
                  ---------
                 attached hereto, as such may be amended from time to time.

          1.2.2  "Adjusted Replacement Cost of Energy" means the Replacement
                  -----------------------------------
                 Cost of Energy that will be due from Supplier after True-up in accordance with the provisions of Section 7.5. Example determinations of the Adjusted Replacement Cost of Energy are shown on Exhibit E.

          1.2.3  "Ancillary Services" means those capacity-related services as
                  -------------------
                 listed in Exhibit B as well as the Energy component of such services. These services are defined in Buyer's OATT.

          1.2.4  "Asset Bundle" means the Sunrise/Sunpeak generating stations
                  ------------
                 and other assets associated therewith pursuant to the terms of the Asset Sale Agreement.

          1.2.5  "Asset Bundle Capacity" means, with respect to each unit listed
                  ---------------------
                 in Exhibit A, the net generating capacity (in megawatts ("MW")) of such unit, as modified from time to time in accordance with
                 Section 5.2, Section 20, and Section 21, and not to exceed at any time the net capacity for each unit listed in Exhibit A. Asset Bundle Capacity shall also mean, as the context requires, the Energy (in megawatt-hours ("MWh")) and the Ancillary Services which the units would be capable of producing if they operated at the capacity level described in the first sentence of this Section 1.2.5.

          1.2.6  "Asset Sale" has the meaning set forth in the Recitals.
                  ----------

          1.2.7  "Asset Sale Agreement" means the Asset Sale Agreement between
                  --------------------
                 Buyer and Supplier or Supplier's affiliate dated as of December 9, 2000, to purchase Buyer's Asset Bundle.

          1.2.8  "Asset Sale Closing" means the transfer of Buyer's ownership of
                  ------------------
                 the Asset Bundle through the consummation of the Asset Sale pursuant to the terms of the Asset Sale Agreement.

          1.2.9  "Average Cost of Delivered Energy" means the total cost of
                  --------------------------------
                 Delivered Energy for the Contract Year after the application of the annual true-up mechanism from Section 7.5 divided by the total Delivered Energy for the Contract Year. Example determinations of Average Cost of Delivered Energy are shown on Exhibit E.

          1.2.10  "Availability Notice" means a notice delivered from time to
                   -------------------
                  time by Supplier to Buyer pursuant to Section 5.2 notifying Buyer of changes in the availability of the Asset Bundle.

          1.2.11  "Business Day" means any day other than Saturday, Sunday, and
                   ------------
                  any day that is an observed holiday by Buyer as shown on
                  Exhibit I.

          1.2.12  "CALPX" means the California Power Exchange and any successor
                   -----
                  entity thereto.

          1.2.13  "Confidential Information" has the meaning set forth in
                   ------------------------
                  Section 34.

          1.2.14  "Contract Year" means, with respect to the first Contract
                   -------------
                  Year, the period beginning on the Effective Date and, with respect to each subsequent Contract Year, the period immediately following the end of the preceding Contract Year, and in each case ending on the earlier of the date which is twelve (12) months thereafter or the termination date of this Agreement.

          1.2.15  "Control Area" has the meaning set forth in the OATT.
                   ------------

          1.2.16  "Control Area Operator" means an entity and its agents which
                   ---------------------
                  are responsible for the operation of the Transmission System and for maintaining reliability of the electrical transmission system(s), including the Transmission System, within the Control Area.

          1.2.17  "Credit Amount" shall mean an amount equal to the TPPA Amount,
                   -------------
                  plus an additional amount equal to $40/MWh multiplied by 378 megawatts, multiplied by the number of hours remaining in this Agreement until March 1, 2003.

          1.2.18  "Delivered Amount" means, with respect to any Dispatch Hour,
                   ----------------
                  the Energy delivered by Supplier to Buyer at the designated Point(s) of Delivery during such Dispatch Hour, whether or not such Energy was generated by the Asset Bundle, plus any additional amounts pursuant to Section 4.1.2 and the Ancillary Services provided by Supplier for Buyer during any Dispatch Hour pursuant to the terms of this Agreement.

          1.2.19  "Derating" means a reduction to the Asset Bundle Capacity.
                   --------

          1.2.20  "Dispatch Hour" means the prescribed hour(s) when Energy is to
                   -------------
                  be delivered by Supplier to Buyer at the designated Point(s) of Delivery and the prescribed hour(s) when Ancillary Services are to be provided to the ISA by Supplier on behalf of Buyer.

          1.2.21  "EDU" means electric distribution utility, the organization
                   ---
                  with the responsibility for the distribution of energy over Buyer's distribution system to retail end-users.

          1.2.22  "Effective Date" means the date that this Agreement becomes
                   --------------
                  effective which shall be the date on which the Closing Date, as defined in the Asset Sale Agreement, actually occurs.

          1.2.23  "El Dorado Delivery Point" means the Delivery Point as defined
                   ------------------------
                  in the 230kV Facilities Interconnection Agreement between Buyer and El Dorado Energy, L.L.C., dated October 1, 1998, as may be amended.

          1.2.24  "El Dorado Generating Station" means the 480 MW (nominal)
                   ----------------------------
                  electricity generating station located in Boulder City, Nevada.

          1.2.25  "Emergency Condition" shall mean a public declaration by the
                   -------------------
                  ISA or Control Area Operator that the Control Area is in danger of imminent voltage collapse or uncontrollable cascading outages.

          1.2.26  "Energy" means electricity (measured in MWh) and associated
                   ------
                  power-producing capacity to be provided by Supplier to Buyer pursuant to this Agreement. Also known as "firm energy and associated firm capacity".

          1.2.27  "Event of Default" has the meaning set forth in Section 17
                   ----------------
                  hereof.

          1.2.28  "FERC" means the Federal Energy Regulatory Commission and any
                   ----
                  successor agency thereto.

          1.2.29  "Force Majeure" has the meaning set forth in Section 12
                   -------------
                  hereof.

          1.2.30  "GAAP" means Generally Accepted Accounting Principles for the
                   ----
                  United States.

          1.2.31  "Good Utility Practice" means the applicable practices,
                   ---------------------
                  methods, and act:

                  (i) required by applicable Laws, permits and reliability criteria, whether or not the Party whose conduct at issue is a member thereof, and
                  (ii) otherwise engaged in or approved by a significant portion of the United States electric utility industry during the relevant time period, which, in the exercise of reasonable judgement in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, safety, environmental protection, economy and expediency. Good Utility Practice is not intended to be limited to the optimum practice, method or act to the exclusion of all others, but rather to practices, methods or acts generally accepted in the United States electric utility industry.

          1.2.32  "Governmental Authority" means any foreign, federal, state,
                   ----------------------
                  local, tribal or other governmental, regulatory or administrative agency, court, commission, department, board, or other governmental subdivision, legislature, rulemaking board, tribunal, arbitrating body, or other governmental authority.

          1.2.33  "Gross Replacement Costs of Energy" means Buyer's Replacement
                   ---------------------------------
                  Cost of Energy prior to adjustment for the amount that Buyer would have paid for the Energy if Supplier had delivered the Energy to Buyer. Example determinations of Gross Replacement Costs of Energy are shown on Exhibit D.

          1.2.34  "Guaranty" has the meaning set forth in Section 3.1.2 hereof.
                   --------

          1.2.35  "Guarantor" has the meaning set forth in Section 3.1.2 hereof.
                   ---------

          1.2.36  "Invoiced Replacement Costs" means the Replacement Costs which
                   --------------------------
                  have been billed to Supplier or subtracted from payments to Supplier in accordance with the provisions of Section 4.2 and
                  Section 7.4.

          1.2.37  "ISA" means the Mountain West Independent System
                   ---
                  Administrator, or the regional transmission organization authorized with the responsibility for the scheduling and administration of Energy and Ancillary Services over, through and within the Transmission System in coordination with other interconnected entities to provide transmission services. The ISA is also referred to herein as transmission administrator.

          1.2.38  "Law" means any law, treaty, code, rule, regulation, order,
                   ---
                  determination, permit, certificate, authorization, or approval of an arbitrator, court or other Governmental Authority which is binding on a Party or any of its property.

          1.2.39  "Limit on Excused Energy" means the amount of energy that can
                   -----------------------
                  be excused under the provisions of Section 12.4 as shown on Exhibit A.

          1.2.40  "Market Price of Energy" has the meaning set forth in Section
                   ----------------------
                  6.2.1.

          1.2.41  "Minimum Annual Energy Take" has the meaning set forth in
                   --------------------------
                  Section 4.1.2.

          1.2.42  "Minimum Investment Grade Rating" of a Person means that
                   -------------------------------
                  such Person has a minimum credit rating on its senior unsecured debt securities of at least two of the following ratings: (i) BBB as determined by Standard & Poor's Corporation, (ii) Baa2 as determined by Moody's Investors Service, Inc., or (iii) a comparable rating by another nationally recognized rating service reasonably acceptable to Buyer.

          1.2.43  "Minimum Tangible Net Worth" means the total book value of
                   --------------------------
                  shareholder's equity less the balance of goodwill, as reported on the latest quarterly balance sheet prepared in accordance with Generally Accepted Accounting Principles (GAAP).

          1.2.44  "NERC" means the North American Electric Reliability Council
                   ----
                  and any successor entity thereto.

          1.2.45  "Nonemergency Condition" shall mean the determination,
                   ----------------------
                  direction or order by the ISA, or Control Area Operator to Supplier and/or Buyer to change the Supply Amount which is not a result of or due to an Emergency Condition. A Nonemergency Condition includes an insufficiency of Ancillary Services to securely operate the Control Area.

          1.2.46  "OATT" means Buyer's, or the Control Area Operator's as its
                   ----
                  successor hereto, as applicable, then-effective Open Access Transmission Tariff, or such entities' successor tariff, which has been accepted for filing by the FERC.

          1.2.47  "Operating Representatives" means the persons designated to
                   -------------------------
                  transmit and receive routine operating and emergency communications required under this Agreement.

          1.2.48  "Party" has the meaning set forth in the preamble of this
                   -----
                  Agreement.

          1.2.49  "Permitted Deratings" means those reductions to the Asset
                   -------------------
                  Bundle Capacity of which Supplier may notify Buyer from time to time in an Availability Notice pursuant to Section 5.2.

          1.2.50  "Person" means any natural person, partnership, limited
                   ------
                  liability company, joint venture, corporation, trust, unincorporated organization, or governmental entity or any department or agency thereof.

          1.2.51  "Point of Delivery" means the point(s) which has (have) been
                   -----------------
                  specified as the Interconnection Point(s) in the Interconnection Agreement between Nevada Power Company and Supplier, dated December 9, 2000, as it may be amended from time to time, as well as any alternative locations agreed upon pursuant to Section 4.1.5 and, with respect to any portion of the Supply Amount delivered from the El Dorado Generating Station, the El Dorado Delivery Point.

          1.2.52  "PPT" means Pacific Prevailing Time.
                   ---

          1.2.53  "Price Ceiling of Energy" means the ceiling price of Energy as
                   -----------------------
                  stated in Exhibit B.


          1.2.54  "Price Floor of Energy" means the floor price of Energy as
                   ---------------------
                  stated in Exhibit B.

          1.2.55  "Provider of Last Resort (PLR)" has the meaning set forth in
                   -----------------------------
                  the Recitals.

          1.2.56  "PUCN" means the Public Utilities Commission of Nevada and any
                   ----
                  successor entity thereto.

          1.2.57  "Replacement Costs" means with respect to a period of time,
                   -----------------
                  the difference (whether positive or negative) between (a) the actual costs, including without limitation related penalties and transmission costs, incurred by Buyer to replace any shortfall (whether secured directly by Buyer or indirectly by the Control Area Operator) between (1) the Supply Amount and
                  (2) the Delivered Amounts of Energy, (or in the case of Ancillary Services the Supplier's schedule of Ancillary Services) during such period and (b) the payments the Supplier would have been entitled to in respect of such shortfall in delivery; provided that Replacement Costs shall also be subject to the annual true-up mechanism set forth in Section 7.5.

          1.2.58  "Sunpeak Power Purchase Contract Assignment (SPPCA)" means the
                   --------------------------------------------------
                  terms and conditions of the Amended and Restated Power
                  Purchase Contract between Nevada Sun-Peak Limited Partnership and Buyer, dated October 29, 1998, assumed by or assigned to Supplier pursuant to Section 7.14(c) of the Asset Sale Agreement. For purposes of this Agreement, the terms and conditions of the SPPCA shall be only those terms and conditions existing as of the date of assumption or assignment of the SPPCA and shall not include any modifications made to the SPPCA after such date.

          1.2.59  "Supply Amount" means, with respect to each Dispatch Hour, the
                   -------------
                  amount of Energy and Ancillary Services, not to exceed the Asset Bundle Capacity for such Dispatch Hour, requested by Buyer to be delivered by Supplier during any Dispatch Hour. The Supply Amount for any Dispatch Hour shall be determined pursuant to Section 5.1.

          1.2.60  "Total Amount of Energy Replaced" means the summation of
                   -------------------------------
                  Replacement Energy as shown on Exhibit E.

          1.2.61  "TPPA Amount" means the amount paid by Buyer to Supplier in
                   -----------
                  consideration of this Agreement.

          1.2.62  "Transitional Resource Requirement" or "TRR" means the Energy
                   ---------------------------------
                  and transmission and distribution loss compensation necessary for Buyer to meet its obligations as a Provider of Last Resort
                  (PLR) for Southern Nevada and under those wholesale sales agreements existing at the Effective Date.

          1.2.63  "Transmission System" means the facilities owned, controlled,
                   -------------------
                  or operated by Buyer, or its successors and assigns, that are used to provide transmission service under the OATT.

          1.2.64  "WSCC" means the Western Systems Coordinating Council and any
                   ----
                  successor entity thereto.

2.  TERM


     2.1  Term.  Unless terminated earlier pursuant to the terms of this
          ----
          Agreement, the term of this Agreement shall commence on the Effective Date and continue until the earlier of the effective date of an order by a Governmental Authority terminating Buyer's PLR responsibility, or March 1, 2003. Supplier shall provide service under this Agreement commencing on the first hour on the day after the Effective Date.

     2.2  Termination.
          -----------

          2.2.1 Except pursuant to Sections 2.2.2, 2.2.3, or 17.4, this Agreement may not be terminated without the explicit prior written approval of Buyer.

          2.2.2 If, prior to the Asset Sale Closing, the FERC or any other Governmental Authority places conditions on or requires revisions of this Agreement which have a material adverse effect on Supplier or Buyer, the Parties agree to negotiate in good faith amendments to the Agreement to preserve the bargain between the Parties. If the Parties fail to negotiate mutually acceptable amendments to this Agreement within sixty (60) days of such action by the FERC or other Governmental Authority, either Party may terminate the Agreement after first notifying the other Party in writing at least ten (10) Business Days prior to the termination date; provided that neither Party may exercise a right of termination pursuant to this Section 2.2.2 after the Asset Sale Closing.

          2.2.3 In the event the Asset Sale Agreement is terminated prior to the Asset Sale Closing, this Agreement shall not become effective and shall otherwise be considered terminated, and neither Party shall have any rights or obligations hereunder.

          2.2.4 This Agreement may be terminated with the mutual agreement of the Parties.

          2.2.5 Any termination of this Agreement pursuant to this Section 2.2 shall not take effect until FERC either authorizes the termination or accepts a written notice of termination.

     2.3  Effect of Termination.
          ----------------------

          2.3.1  Adjustment of TPPA Amount.  If the Effective Date of this
                 -------------------------
                 Agreement is before June 1, 2001, the TPPA Amount shall be adjusted to equal (1) the TPPA Amount multiplied by (2) 100% plus the sum of the monthly adjustments from Exhibit J for each month or portion thereof between the Effective Date and June 1, 2001. An example calculation is shown on Exhibit J.

                 If the Effective Date of this Agreement is after June 1, 2001, the TPPA Amount shall be adjusted to equal (1) the TPPA Amount multiplied by (2) 100% minus the sum of the monthly adjustments from Exhibit J for each month or portion thereof between June 1, 2001 and the Effective Date. An example calculation is shown on Exhibit J.

                 If this Agreement is terminated after the Effective Date, but before March 1, 2003, Supplier shall pay to Buyer an amount, in accordance with the provisions of Section 7, equal to the TPPA Amount which existed before any adjustment in accordance with the first or second paragraph of this Section 2.3.1, multiplied by the sum of the monthly adjustments for each month or portion thereof between the date on which this Agreement is terminated and March 1, 2003. An example calculation is shown on Exhibit J.

          2.3.2 Any default or termination of this Agreement shall not release either Party from any applicable provisions of this Agreement with respect to:

                 2.3.2.1 The payment of liquidated damages pursuant to Sections 4.2, 12, 17, 18, or 21.

                 2.3.2.2 Indemnity obligations contained in Section 10, to the extent of the statute of limitations period applicable to any third party claim.

                 2.3.2.3  Limitation of liability provisions contained in
                          Section 11.

                 2.3.2.4 Payment of any unpaid amounts in respect of obligations arising prior to or resulting from termination.

                 2.3.2.5 For a period of one (1) year after the termination date, the right to raise a payment dispute and the resolution thereof pursuant to Section 13.

                 2.3.2.6  The resolution of any dispute submitted pursuant to
                          Section 13 prior to, or resulting from, termination.

3.  SECURITY

     3.1  Supplier Certification; Guaranty.  As a condition of Buyer's execution
          --------------------------------
          of, and continuing compliance with, this Agreement, Supplier shall at Supplier's option comply with the provisions of either Section 3.1.1 or Section 3.1.2.

          3.1.1  Supplier Certification.  Supplier shall (a) provide a
                 ----------------------
                 certificate from a duly authorized corporate officer of Supplier certifying that, as of the Effective Date, Supplier has a credit rating equal to or higher than the Minimum Investment Grade Rating; or (b) post a letter of credit in a form reasonably acceptable to Buyer in the amount of the Credit Amount from a financial institution with each of: (i) a credit rating of A2 or better from Moody's Investors Service, Inc.,
                 (ii) a credit rating of A or better from Standard & Poor's Corporation, and (iii) a Minimum Tangible Net Worth ("MTNW") of one (1) billion dollars.

          3.1.2  Guaranty.  In the alternative to the provisions of Section
                 --------
                 3.1.1, the Supplier may provide a corporate guaranty (the "Guaranty"), in form and substance as set forth in Exhibit H, made by an entity (the "Guarantor") that:

                 3.1.2.1 has a credit rating equal to or higher than the Minimum Investment Grade Rating, together with a certificate from a duly authorized corporate officer of such Guarantor certifying that, as of the Effective Date, such Guarantor has a credit rating equal to or higher than the Minimum Investment Grade Rating; or

                 3.1.2.2 has a MTNW of no less than one (1) billion dollars, together with a certificate from a duly authorized corporate officer of such Guarantor certifying that, as of the Effective Date, such Guarantor has a MTNW of no less than one (1) billion dollars; or

                 3.1.2.3 posts a letter of credit in a form reasonably acceptable to Buyer in the amount of the Credit Amount from a financial institution with each of: (i) a credit rating of A2 or better from Moody's Investors Service, Inc., (ii) a credit rating of A or better from Standard & Poor's Corporation, and (iii) a Minimum Tangible Net Worth ("MTNW") of one (1) billion dollars.

                  Upon receipt of a successor Guaranty executed by a successor Guarantor that meets the requirements of this Section 3.1.2, Buyer shall release any prior Guaranty.


     3.2  Compliance.
          ----------

          3.2.1  Reporting.  If at any time during the term of this Agreement,
                 ---------
                 Standard & Poor's Corporation, Moody's Investors Service, Inc. or another nationally recognized firm downgrades the credit rating of Supplier, the Guarantor, or the financial institution that issued the letter of credit, as applicable, then Supplier shall provide Buyer with written notice of such change of circumstance within two (2) Business Days of any such change. In the event such a downgrade also constitutes an Event of Default pursuant to Section 17, the requirements of this
                 Section 3.2.1 are in addition to, and not in lieu of, the requirements of Section 17.

4.  SUPPLY SERVICE


     4.1  Obligations of the Parties.
          --------------------------

          4.1.1  Supply Amount.  Supplier shall be required to provide the
                 -------------
                 Supply Amount in any Dispatch Hour. As provided in Section 5.1, Buyer shall make reasonable efforts to ensure that the Supply Amount is no greater than necessary to satisfy Buyer's TRR.

                 4.1.1.1 With the Buyer's prior consent, not to be unreasonably withheld or delayed, Supplier shall be entitled to generate or otherwise procure the Supply Amount from sources other than the Asset Bundle; provided that, such consent shall not be required if Supplier elects to provide the Supply Amount from the El Dorado Generating Station; provided further that, in the event Supplier delivers the Supply Amount from the El Dorado Generating Station, unless otherwise agreed by the Parties, Supplier shall deliver such Supply Amount at the El Dorado Delivery Point and also shall provide, acquire, or otherwise pay for all transmission costs and Firm Import Rights, as defined in the OATT, necessary to deliver the Supply Amount to that point immediately past the last FIR Interface, as defined in the OATT, between the El Dorado Delivery Point and the load pocket in which the Asset Bundle is located.

                 4.1.1.2 Supplier shall deliver the Supply Amount to Buyer during the Dispatch Hour on a continuous basis at the Point(s) of

                          Delivery and shall schedule the Supply Amount in accordance with the applicable OATT.

                 4.1.1.3 The Buyer at its sole discretion shall designate the allocation of the Supply Amount between Energy and Ancillary Services in accordance with the notification provisions of Section 5.

                         4.1.1.3.1 The Parties recognize that operation of the Asset Bundle is subject to, and thus the Supply Amount at times may be limited by, the operational and contractual parameters set forth in Exhibit M, as well as Good Utility Practices.

                         4.1.1.3.2 In addition, Buyer will pay to Supplier the cost for the peak firings, in excess of the six (6) cumulative peak firing hours per calendar year available without cost, of Sunpeak Units 3, 4 or 5 pursuant to the charges stated in the SPPCA if required to provide the Supply Amount; provided that,
                                    (i) Supplier cannot physically provide such capacity from each Sunpeak unit without peak firing (i.e., if either water injection or inlet guide vane adjustment cannot be used or is not sufficient); and provided further that, Supplier shall not perform more than thirty (30) cumulative peak firing hours per calendar year without first informing Buyer of the cost of each such additional peak fire. Supplier shall notify Buyer within a reasonable period when peak firing hours are required to provide the Supply Amount.

          4.1.2  Minimum Annual Energy Take.  The Buyer shall accept a minimum
                 --------------------------
                 annual energy take during each Contract Year. The Minimum Annual Energy Take shall be set forth on Exhibit A.

                 4.1.2.1 Buyer's Obligation to Take.  If Buyer is unwilling to
                         --------------------------
                         accept the Minimum Annual Energy Take for any Contract Year, as may be adjusted pursuant to Section 4.1.2.2, the difference (in MWh) between the Supply Amount (including consideration for Energy that would have been taken but was unavailable due to Permitted Deratings or Force Majeure, as well as the Total Amount of Energy Replaced) and the Minimum Annual Energy Take shall be billed at the Price Ceiling of Energy less the Price Floor of Energy. An example of the monthly determination of the amount of Energy to be credited against the Minimum Annual Energy Take is shown on Exhibit L.

                 4.1.2.2  Adjustments to Minimum Annual Energy Take.  Buyer
                          -----------------------------------------
                          shall have the right to reduce the Minimum Annual Energy Take if the number of customers taking electric service from Buyer falls below the number of customers on December 31, 2000. Adjustments will be applicable, on a pro rata basis, on the first (1/st/) day of the month immediately following Supplier's receipt of Buyer's notice of adjustment. Buyer shall provide supporting data in reasonable detail to support its calculations. An example of the calculation of a revised Minimum Annual Energy Take is shown on Exhibit K.

          4.1.3  Supplier Rights to Output.  Buyer shall resell all of the
                 -------------------------
                 Supply Amount delivered by Supplier under this Agreement, and Supplier may sell to others any portion of the Asset Bundle Capacity in excess of the Supply Amount.

          4.1.4  Point(s) of Delivery.  Except as provided in Section 4.1.1.1,
                 --------------------
                 Supplier shall deliver, and Buyer shall take delivery of, the Supply Amount at the Point(s) of Delivery. Subject to Section 4.1.5.2, Supplier shall be responsible for all costs associated with delivery of the Supply Amount of Energy to the Point(s) of Delivery.

          4.1.5  Alternative Points of Delivery.  For any Dispatch Hour, either
                 ------------------------------
                 Party may designate one or more alternative Points of Delivery, subject to the other Party's prior approval and consistent with the OATT, such approval not to be unreasonably withheld or delayed.

                 4.1.5.1 If Supplier has designated an alternative Point of Delivery, Supplier shall be responsible for all costs of delivery to such alternative Point of Delivery.

                 4.1.5.2 If Buyer has designated an alternative Point of Delivery, Buyer shall be responsible for all costs of delivery to such alternative Point of Delivery.

          4.1.6  Fuel.  Buyer shall have no responsibility for any fuel
                 ----
                 procurement or fuel transportation costs or activities associated with the Asset Bundle during the term of this Agreement.

          4.1.7  Resale.  Except as provided in the next sentence, the Supply
                 ------
                 Amount may be resold by Buyer only as necessary to satisfy Buyer's TRR. If, after submitting the request of the Supply Amount pursuant to Section 5.1, the Buyer determines that the scheduled Supply Amount, together with purchases scheduled under Buyer's other Transitional Power Purchase Agreements, exceeds Buyer's most-current projected TRR, then the Buyer also shall resell at wholesale that amount of Energy in excess of Buyer's actual TRR as necessary to balance its load and resources.

          4.1.8  Right to Review.  Buyer and Supplier each shall have the right
                 ---------------
                 to review during normal business hours the relevant books and records of the other Party to confirm the accuracy of such as it pertains to transactions under this Agreement. The review shall be consistent with standard business practices and shall follow reasonable notice to the other Party. Reasonable notice for a review of the previous month's records shall be at least a twenty-four (24) hour period from a Business Day to a subsequent Business Day. If a review is requested of other than the previous month's records, then notice of that request shall be provided with a minimum of seven (7) calendar days written notice by the requesting Party. The notice shall specify the period to be covered by the review. The Party providing records can make reasonable requests that the receiving Party keep the records confidential, and the receiving Party shall take reasonable steps to accommodate such requests.

     4.2  Liquidated Damages.
          ------------------

          4.2.1 If the Delivered Amount of Energy is less than the Supply Amount of Energy in any Dispatch Hour during a month, and net Replacement Costs computed in respect of such Dispatch Hours during the month are greater than zero, then Supplier shall reimburse Buyer for net Replacement Costs. If Supplier's schedule of Ancillary Services is less than the Supply Amount of Ancillary Services in any Dispatch Hour during a month, Supplier shall reimburse Buyer for Replacement Costs for the difference between Supplier's schedule and the Supply Amount of Ancillary Services during such month. An example of the methodology used to calculate Replacement Costs is provided in Exhibit D.

          4.2.2 If not otherwise recovered under Section 4.2.1, Supplier also shall be responsible for any penalties imposed on Buyer by the WSCC, the ISA, or the Control Area Operator that are caused by Supplier's violation of reliability criteria due to a deviation between the Supply Amount and Delivered Amount, as determined by then current tariffs, operating agreements, or documents governing such reliability criteria; provided that, if such reliability penalty is escalated due to prior violations of reliability criteria which were not caused by Supplier, Supplier shall be responsible only for its equitable share of such escalated penalty, taking into account the number and scope of the reliability violations caused by Supplier and the number and scope of the reliability violations caused by others.

          4.2.3 The amounts payable to Supplier under Sections 4.2.1 and 4.2.2 shall be Buyer's exclusive remedy and Supplier's exclusive liability with respect to any failure to deliver the Supply Amount.

          4.2.4 The Parties recognize and agree that the payment of such amounts by Supplier pursuant to this Section 4.2 is an appropriate remedy in the event of such a failure and that any such payment does not constitute a forfeiture or penalty of any kind, but rather constitutes actual costs to Buyer under the terms of this Agreement.

     4.3  Supplier Operating Representative.  Supplier shall provide and
          ---------------------------------
          maintain a twenty-four (24) hour seven (7) day per week communication link with Buyer's control center and with Buyer's schedulers. Supplier's Operating Representatives shall be available to address and make decisions on all operational matters under this Agreement on a twenty-four (24) hour seven (7) day per week basis.

5.  NOTIFICATION

     5.1  Scheduling Notification.  Buyer shall provide Supplier with a day-
          -----------------------
          ahead request of the Supply Amount no later than twenty-four (24) hours before day-ahead bids must be submitted to the CALPX. Buyer shall make reasonable efforts to ensure that the request of the Supply Amount, together with purchases scheduled under Buyer's other Transitional Power Purchase Agreements, is no greater than that amount then projected to be necessary to satisfy Buyer's TRR. In addition, for each day-ahead request, the change in the Supply Amount from one
          (1) hour to the next hour shall be no greater than the ramping capability of the units within the Asset Bundle as shown in Exhibit A.

     5.2  Availability Notification.
          -------------------------

          5.2.1 No later than 5:00 a.m. PPT of each day, Supplier shall deliver to Buyer an Availability Notice in the form set forth in Exhibit G.

          5.2.2 Availability Notices shall provide, for the ninety-six (96) hour period starting at 6:00 a.m. PPT that day, Supplier's hourly projection of the unavailability or derating ("Derating") of the Asset Bundle compared to the Asset Bundle Capacity figures stated for each unit in Exhibit A. Each Availability Notice also shall contain, as applicable:

                 (a)  the units which are subject to a Derating;
                 (b)  the magnitude of the Derating;
                 (c)  the hours during which the Derating is expected to apply;
                 (d)  the cause of the Derating;
                 (e) the extent, if any, to which the Derating is attributable to a

                       Permitted Derating;
                 (f) the projected Asset Bundle Capacity for each unit during the period covered by the Availability Notice, pursuant to Section 5.2.4 below; and
                 (g) in the first Availability Notice to be provided for each calendar month, the average transfer flow rate through the waste water transfer line to the Clark generating station over the prior month and the projected average transfer flow rate for the upcoming month.

          5.2.3 If and to the extent a Derating is the result of one or more of the following causes, it shall be a Permitted Derating:

                 (a)   approved planned outages pursuant to Section 21;
                 (b) non-forced outages of Sunpeak Units 3, 4 and 5 either scheduled by Buyer prior to the Effective Date or otherwise contained in the final schedule approved by September 30 of each year pursuant to the maintenance scheduling provisions of the SPPCA; provided that, subsequent changes to such final schedule shall not be considered a Permitted Derating, unless agreed to by Buyer, which agreement shall not be unreasonably withheld;
                 (c)   response to an Emergency Condition as described in
                       Section 20;
                 (d) subject to the limitations expressed in Section 12.5, a Force Majeure event;
                 (e) lack of water treatment pond storage at the Clark generating station; provided that such lack of water treatment pond storage capacity is not due to Supplier's sales to parties other than Buyer; and
                 (f) operation of Asset Bundle beyond the operational and contractual parameters set forth in Exhibit M.

          5.2.4 In respect of any Dispatch Hour, the Asset Bundle Capacity of each unit shall be the Asset Bundle Capacity figure stated in Exhibit A minus any Permitted Derating applicable during such hour.

          5.2.5 Neither the Asset Bundle Capacity nor the Supply Amount shall be reduced by Deratings which are not Permitted Deratings. Supplier shall be responsible for all Replacement Costs, pursuant to Section 4.2.1, caused by Deratings that are not Permitted Deratings.

6.  PRICING OF ENERGY AND ANCILLARY SERVICES


     6.1  Overview.  The price of Energy paid by Buyer to Supplier shall be
          --------
          based upon a designated hourly market price, subject to monthly floor, monthly ceiling, and annual true-up provisions. The Price Floor of Energy will ensure that Supplier will receive an average price for Energy for each month which is not less than the price stated in Exhibit B. The Price Ceiling of Energy provision provides that the average price of Energy paid to Supplier each month and for each year shall not exceed the price stated in Exhibit B.

     6.2  Price of Energy.
          ---------------

          6.2.1  Market Price of Energy.  In respect of any Dispatch Hour, the
                 ----------------------
                 designated Market Price of Energy shall be the South of Path 15 ("SP 15") hourly market-clearing price in the day-ahead market from the CALPX as published at the following Web Site (or its successor web site)
                 http://www.calpx.com/prices/index prices dayahead trading.html.
                 --------------------------------------------------------------
                 Should this hourly market in the day-ahead market not exist for the entire term, the Parties shall agree upon a similar market price index.

          6.2.2  Price Floor of Energy.  The Price Floor of Energy is stated in
                 ---------------------
                 Exhibit B and shall not change during the term of this Agreement.

          6.2.3  Price Ceiling of Energy.  The Price Ceiling of Energy is stated
                 -----------------------
                 in Exhibit B and shall not change during the term of this Agreement.

     6.3  Pricing of Ancillary Services.  The price of the capacity component of
          ------------------------------
          Ancillary Services is stated in Exhibit B and such price shall not change during the term of the Agreement. If the Energy portion of Ancillary Services is called upon by the ISA or Control Area Operator, Buyer shall pay Supplier the Price Ceiling of Energy for the Delivered Amount of such Energy, as invoiced to Buyer pursuant to Section 7.3.

     6.4  Price Revisions.  The Parties waive any and all rights to seek to
          ---------------
          revise the provisions of this Agreement, including the prices stated, pursuant to Sections 205 and/or 206 of the Federal Power Act.

7.  INVOICING AND PAYMENTS

     7.1  Invoicing and Payment.  On or before the tenth (10/th/) day of each
          ---------------------
          month, Supplier shall send to Buyer an invoice setting forth the Supply Amount, Delivered Amount, the Market Price of Energy pursuant to Section 6.2.1 for each Dispatch Hour in the previous month, any amount due in accordance with Section 7.13 and the total due from Buyer. The invoice shall be calculated based upon data available to Supplier and shall be in accordance with this Section 7 and Exhibit C. Buyer shall promptly notify Supplier if Buyer in good faith disputes any portion of the invoice, stating in reasonable detail the reason for the dispute.

     7.2  Monthly Invoice Calculation. On each monthly invoice, Supplier shall
          ---------------------------
          calculate the following amounts:

          7.2.1 The Delivered Amount in respect of each Dispatch Hour multiplied by the corresponding Market Price of Energy pursuant to Section 6.2.1, summed over the billing period;

          7.2.2 Sum of the Delivered Amounts in respect of all Dispatch Hours of the billing period multiplied by the Price Ceiling of Energy;

          7.2.3 Sum of the Delivered Amounts in respect of all Dispatch Hours of the billing period multiplied by the Price Floor of Energy;

          7.2.4 For each Dispatch Hour of the billing period, the shortfall, if any, between the Supply Amount and the Delivered Amount (and in the case of Ancillary Services the shortfall between the Supply Amount of Ancillary Services and Supplier's schedule of Ancillary Services);

          7.2.5 The Supply Amount of Ancillary Services for each dispatch hour multiplied by the price of Ancillary Services as stated in Exhibit B;

          7.2.6 The Delivered Amount of Energy related to Ancillary Services for each dispatch hour multiplied by the Price Ceiling of Energy as stated in Exhibit B; and

          7.2.7  If applicable, any amount to be calculated in accordance with
                 Section 7.13.

     7.3  Supplier's Invoice.  Supplier will invoice the lesser of the amounts
          ------------------
          calculated in Sections 7.2.1 and 7.2.2, provided that if the amount calculated in Section 7.2.1 is less than the amount calculated in
          Section 7.2.3, Supplier shall invoice Buyer the amount calculated in
          Section 7.2.3. Supplier shall also include in its invoice the amounts calculated in Sections 7.2.5, 7.2.6 and 7.2.7. If the Delivered Amount exceeds the Supply Amount, Buyer shall not be obligated to pay for the excess amount. Subject to confirmation that the ISA or Control Area Operator received the Delivered Amount of Energy related to Ancillary Services called upon by the ISA or Control Area Operator, Buyer shall pay Supplier for the amounts invoiced pursuant to Section 7.2.6. Examples of this monthly invoice calculation (and annual true-up process) are contained in Exhibit C.

     7.4  Buyer's Invoice.  In the event any shortfall occurs pursuant to
          ---------------
          Section 7.2.4 or payment is due to Buyer pursuant to Section 7.13, Buyer shall within ten (10) Business Days of receipt of Supplier's invoice deliver to Supplier a Buyer's invoice detailing any Replacement Costs or other payment due. Buyer shall provide supporting data in reasonable detail to support its calculations of Replacement Costs. Supplier shall promptly notify Buyer if Supplier in good faith disputes any portion of the invoice, stating in reasonable detail the reason for the dispute. If the Buyer's invoice results in an amount due from Supplier to Buyer, Buyer may offset such amount from its payment of Supplier's corresponding invoice.

          Buyer shall have the right to adjust the invoices issued in accordance with this Section 7.4 if Buyer incurs Replacement Costs that were not known when earlier invoices were issued. Adjusted invoices shall be issued within thirty (30) days of the date on which the additional Replacement Costs become known. Buyer shall provide supporting data in reasonable detail to support its calculations of Replacement Costs. Supplier shall promptly notify Buyer if Supplier in good faith disputes any portion of the invoice, stating in reasonable detail the reason for the dispute. If the Buyer's adjusted invoice results in an amount due from Supplier to Buyer, Buyer may offset such amount from its payment of Supplier's corresponding invoice.

     7.5  Annual True-Up Mechanism for Energy.
          -----------------------------------

          7.5.1 The annual true-up mechanism will provide adjustments among the Parties with respect to each Contract Year in the following scenarios:

                 (a) If (i) the Price Ceiling of Energy multiplied by the hourly Delivered Amount of Energy summed over the Contract Year is less than or equal to (ii) the Market Price of Energy for each hour pursuant to Section 6.2.1 multiplied by the Delivered Amount of Energy for each hour during the Contract Year, Supplier shall subtract
                       (x) the amount invoiced by Supplier for Energy pursuant to Section 7.3 summed of over the Contract Year from (y) the Price Ceiling of Energy multiplied by the hourly Delivered Amount of Energy summed over the Contract Year. If the difference calculated in accordance with the preceding sentence is greater than or equal to zero, Buyer shall pay the difference to Supplier. If the difference is less than zero, Supplier shall refund the difference to Buyer.

                 (b) If (i) the Price Ceiling of Energy multiplied by the hourly Delivered Amount of Energy summed over the Contract Year is greater than or equal to (ii) the Market Price of Energy for each hour pursuant to Section 6.2.1 multiplied by the Delivered Amount of Energy for each hour during the Contract Year, Supplier shall subtract
                       (x) the amount invoiced by Supplier for Energy pursuant to Section 7.3 summed of over the Contract Year from (y) the greater of the Market Price of Energy multiplied by the hourly Delivered Amount of Energy summed over the Contract Year or the Price Floor of Energy multiplied by the hourly Delivered Amount of Energy summed over the Contract Year. If the difference calculated in accordance with the preceding sentence is greater than or equal to zero, Buyer shall pay the difference to Supplier. If the difference is less than zero, Supplier shall refund the difference to Buyer.

                 (c) If Buyer incurred Replacement Costs for energy during the Contract Year, Supplier shall multiply the Total Amount of Energy Replaced during the Contract Year by the Average Cost of Delivered Energy after true-up as determined in accordance with Section 7.5.1 (a) or 7.5.1
                       (b). If the amount so obtained is greater than the sum of the monthly Gross Replacement Costs of Energy from Buyer's Invoices for the Contract Year, the Adjusted Replacement Cost of Energy for the Contract Year shall be zero. If the amount so obtained is less than the sum of the monthly Gross Replacement Costs of Energy from Buyer's Invoices for the Contract Year, the Adjusted Replacement Cost of Energy for the Contract Year shall be the sum of the monthly Gross Replacement Costs of Energy less the amount obtained in accordance with the first sentence of this Section 7.5.1(c).

                       If the Adjusted Replacement Cost of Energy is greater than the sum of the monthly Invoiced Replacement Costs of Energy from Buyer's Invoices for the Contract Year, Supplier shall pay the difference to Buyer. If the sum of the monthly Invoiced Replacement Costs of Energy is greater than the Adjusted Replacement Cost of Energy, Buyer shall pay the difference to Seller.

          7.5.2 True-up adjustments will be calculated by Supplier within twenty (20) days after each Contract Year. Examples of the true-up calculations and invoice form are set forth in Exhibit
                 E. Interest shall be calculated pursuant to 18 CFR Section 35.19a and shall be included in the true-up invoice. Invoices for true-up adjustments shall be submitted by Supplier within thirty (30) days after the end of the Contract Year. Payments for such invoices shall be due from Buyer thirty (30) days from receipt of the true-up invoice.

     7.6  Invoice Disagreements.  Should there be a good faith dispute over any
          ---------------------
          invoice, the Parties shall promptly seek resolution pursuant to
          Section 13. Pending resolution of the invoice dispute, payment shall be made or offsets or credits taken, as applicable, based upon the undisputed portion of the invoice.

     7.7  Adjustments.  Upon resolution of the dispute, the prevailing Party
          -----------
          shall be entitled to receive the disputed amount, as finally determined to be payable along with interest (calculated pursuant to 18 C.F.R. (S) 35.19a through the date of payment. No invoice (or payment covered thereby) shall be subject to adjustment unless notice or request for adjustment is given within one (1) year of the date payment thereunder was due.

     7.8  Method of Payment.  Subject to Sections 7.3, 7.6 and 7.7, Buyer shall
          -----------------
          remit all amounts due by wire or electronic fund transfer, pursuant to Supplier's invoice instructions, no later than thirty (30) days after receipt of the invoice.

     7.9  Overdue Payments.  Overdue payments shall bear interest from and
          ----------------
          including, the due date to the date of payment on the unpaid portion calculated pursuant to 18 C.F.R. (S) 35.19a.

     7.10  Buyer Right to Offset.  Buyer shall have the right to offset any
           ---------------------
           amounts Supplier owes to Buyer, including Replacement Costs (except for such amounts disputed in good faith by Supplier), against the amounts owed by Buyer to Supplier.

     7.11  Taxes.  Each Party shall pay ad valorem and other taxes attributed to
           -----
           its facilities and services provided. Supplier shall be responsible for any and all taxes applicable to the transaction under this Agreement arising prior to and at delivery of the Delivered Amount at the Point of Delivery. Buyer shall be responsible for any and all taxes applicable to the transactions after delivery of the Delivered Amount at the Point of Delivery. To the extent there is a change in Law that imposes any material increase in taxes relating to delivery of the Delivered Amount at the Point of Delivery, Buyer shall be responsible for such increase in tax.

     7.12  Late Invoices.  If either Party submits an invoice outside of the
           -------------
           time deadlines set forth herein, that Party shall not forfeit its rights to collect the amounts due thereunder, provided that such invoice is no more than six (6) months late, and provided that changes to invoices remain subject to the deadline in Section 7.7

     7.13  Termination Prior to March 1, 2003.  Notwithstanding any other
           ----------------------------------
           provision herein, in the event that this Agreement is terminated before March 1, 2003 and as a result of such termination Buyer is entitled to a payment in accordance with Section 2.3.1, Supplier shall include an amount calculated in accordance with Section 2.3.1 and Exhibit J, to be paid by Supplier to Buyer in the next monthly invoice submitted to Buyer following such termination.

8.  REGULATORY APPROVALS

     8.1 This Agreement will be filed with the FERC and any other appropriate regulatory agencies by the appropriate Party as may be required.

9.  COMPLIANCE

     9.1 Each Party shall comply with all relevant Laws and shall, at its sole expense, maintain in full force and effect all relevant permits, authorizations, licenses, and other authorizations material to the maintenance of facilities and the performance of obligations under this Agreement.

     9.2 Each Party and its representatives shall comply with all relevant requirements of any authorized Control Area Operator, ISA, and/or EDU to ensure the safety of its employees and the public, and to ensure electric system reliability and integrity, material to the performance of this Agreement.

     9.3 Buyer and Supplier shall perform or cause to be performed, their obligations under this Agreement in all material respects in accordance with Good Utility Practices.

10.  INDEMNIFICATION


     10.1 To the fullest extent permitted by law, a Party to this Agreement ("the Indemnifying Party") shall indemnify, defend and hold harmless the other Party, its parent, affiliates, and successors and agents (each an "Indemnified Party") from and against any and all claims, demands, suits, obligations, payments, liabilities, costs, judgments, damages, losses or expenses asserted by third parties against an Indemnified Party and arising out of, relating to, or resulting from the Indemnifying Party's breach of, or the negligent performance of its obligations under this Agreement.

          10.1.1 Such indemnity shall also extend to actual courts costs, attorneys' fees, expenses and other liabilities incurred in the defense of any claim, action or proceeding, including negotiation, settlement, defense and appeals, to which this indemnification obligation applies. In furtherance of the foregoing indemnification and not by way of limitation thereof, the Indemnifying Party hereby waives any defense it otherwise might have against the Indemnified Party under applicable workers' compensation laws.

          10.1.2 In claims against any Indemnified Party by an agent of the Indemnifying Party, or anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under this Section 10 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Indemnifying Party or a subcontractor under workers' or workmen's compensation acts, disability benefit acts or other employee benefit acts.

          10.1.3 Such indemnity shall also extend to all costs and expenses incurred by the Indemnified Party in any action or proceeding to enforce the provisions of this Agreement, but only if and to the extent the Indemnified Party prevails in such action or proceeding.

     10.2 No Negation of Existing Indemnities; Survival.  Each Party's
          ---------------------------------------------
          indemnity obligations hereunder shall not be construed to negate, abridge or reduce other indemnity rights or obligations which would otherwise exist at law or equity. The obligations contained herein shall survive any termination, cancellation, or suspension of this Agreement to the extent that any third party claim is commenced during the applicable statute of limitations period.

     10.3 Indemnification Procedures.
          --------------------------

          10.3.1 Any Party seeking indemnification under this Agreement shall give the other Party notice of such claim promptly but in any event on or before thirty (30) days after the Party's actual knowledge of such claim or action. Such notice shall describe the claim in reasonable detail, and shall indicate the amount (estimated if necessary) of the claim that has been, or may be sustained by, said Party. To the extent that the other Party will have been actually and materially prejudiced as a result of the failure to provide such notice, such notice will be a condition precedent to any liability of the other Party under the provisions for indemnification contained in this Agreement.

          10.3.2 In any action or proceeding brought against an Indemnified Party by reason of any claim indemnifiable hereunder, the Indemnifying Party may, at its sole option, elect to assume the defense at the Indemnifying Party's expense, and shall have the right to control the defense thereof and to determine the settlement or compromise of any such action or proceeding. Notwithstanding the foregoing, an Indemnified Party shall in all cases be entitled to control its defense in any action if it:

                  (i) may result in injunctions or other equitable remedies in respect of the Indemnified Party which would affect its business or operations in any materially adverse manner;

                 (ii) may result in material liabilities which may not be fully indemnified hereunder; or

                 (iii) may have a significant adverse impact on the business or the financial condition of the Indemnified Party (including a material adverse effect on the tax liabilities, earnings or ongoing business relationships of the Indemnified Party) even if the Indemnifying Party pays all indemnification amounts in full.

          10.3.3 Subject to Section 10.3.2, neither Party may settle or compromise any claim for which indemnification is sought under this Agreement without the prior consent of the other Party; provided, however, said consent shall not be unreasonably withheld or delayed.

11.  LIMITATION OF LIABILITY

     11.1  Responsibility for Damages:  Except as otherwise provided herein or
           --------------------------
           to the extent of the other Party's negligence or willful misconduct, each Party shall be responsible for all physical damage to or destruction of the property, equipment and/or facilities owned by it and its affiliates and any physical injury or death to natural Persons resulting therefrom, regardless of who brings the claim and regardless of who caused the damage, and shall not seek recovery or reimbursement from the other Party for such damage; provided, that in any such case the Parties will exercise Due Diligence to remove the cause of any disability at the earliest practicable time.

     11.2  No Consequential Damages:  To the fullest extent permitted by law and
           ------------------------
           notwithstanding other provisions of this Agreement, in no event shall a Party, or any of its Agents, be liable to the other Party, whether in contract, warranty, tort, negligence, strict liability, or otherwise, for special, indirect, incidental, multiple, consequential (including but not limited to lost profits or revenues and lost business opportunities), or punitive damages related to or resulting from performance or nonperformance of this Agreement or any activity associated with or arising out of this Agreement. For purposes of clarification, Replacement Costs shall not be considered consequential or incidental damages under this Section 11.2. In addition, this limitation on liability shall apply with respect to claims pursuant to Section 10 hereof arising from the failure of Supplier to deliver the Supply Amount.

     11.3  Survival:  The provisions of this Section 11 shall survive any
           --------
           termination, cancellation, or suspension of this Agreement.

12.  FORCE MAJEURE


     12.1 An event of "Force Majeure" shall be defined as any interruption or failure of service or deficiency in the quality or quantity of service or any other failure to perform any of its obligations hereunder to the extent such failure occurs without fault or negligence on the part of that Party and is caused by factors beyond that Party's reasonable control, which by the exercise of reasonable diligence that Party is unable to prevent, avoid, mitigate or overcome, including:


           (i) acts of God or the public enemy, such as storms, flood, lightning, and earthquakes,

           (ii) failure, threat of failure, or unscheduled withdrawal of facilities from operation for maintenance or repair, and including unscheduled transmission and distribution outages,

           (iii)  sabotage of facilities and equipment,

           (iv)   civil disturbance,

           (v)    strike or labor dispute,

           (vi)   action or inaction of a court or public authority, or

           (vii) any other cause of similar nature beyond the reasonable control of that Party.

     12.2 Economic hardship of either Party shall not constitute Force Majeure under this

           Agreement. Notwithstanding this, if Buyer suffers an event of Force Majeure it shall be relieved of its obligation to take delivery of, or otherwise pay for, Energy and Ancillary Services under this Agreement for the duration of the event of Force Majeure. In addition, if Buyer is unable to have Energy and Ancillary Services delivered from the Point(s) of Delivery to its service territory due to transmission outages, that shall be considered a Force Majeure event and shall relieve Buyer of performance for the extent of the event.

     12.3 In the event of a Force Majeure, neither Party shall be considered in default under this Agreement or responsible to the other Party in tort, strict liability, contract or other legal theory for damages of any description, provided that the Party relying on a claim of Force
           Majeure:

           (i) provides prompt written notice of such Force Majeure event to the other Party, giving an estimate of its expected duration and the probable impact on the performance of its obligations hereunder;

           (ii) exercises all reasonable efforts to continue to perform its obligations under this Agreement;

           (iii) expeditiously takes action to correct or cure the event or condition excusing performance so that the suspension of performance is no greater in scope and no longer in duration than is dictated by the problem; provided, however, that settlement of strikes or other labor disputes will be completely within the sole discretion of the Party affected by such strike or labor dispute;

           (iv) exercises all reasonable efforts to mitigate or limit damages to the other Party; and

           (v) provides prompt notice to the other Party of the cessation of the event or condition giving rise to its excuse from performance.

     12.4 Notwithstanding the above provisions, a Force Majeure event shall excuse Supplier from its obligation to deliver the Supply Amount pursuant to Section 4 of this Agreement only for the first twenty-four (24) hours of the Force Majeure event, provided that the total amount of energy excused in accordance with this Section 12.4 during any Contract Year shall not exceed the Limit on Excused Energy set forth in Exhibit A. After such twenty-four (24) hour period, Supplier must either deliver the Supply Amount at the Point(s) of Delivery or pay liquidated damages pursuant to Section 4.2 of this Agreement.

     12.5 If Supplier has notified Buyer of an event of Force Majeure, and if Supplier so requests, Buyer will attempt to replace the Supply Amount that is not excused in accordance with Section 12.4 with Energy or Ancillary Services from another

           Asset Bundle. However, Buyer's inability to acquire such replacement Energy or Ancillary Services shall not excuse Supplier from Supplier's obligation to deliver the Supply Amount not otherwise excused in accordance with Section 12.4

13.  DISPUTES


     13.1 Any action, claim or dispute which either Party may have against the other arising out of or relating to this Agreement or the transactions contemplated hereunder, or the breach, termination or validity thereof (any such claim or dispute, a "Dispute") shall be submitted in writing to the other Party. The written submission of any Dispute shall include a concise statement of the question or issue in dispute together with a statement listing the relevant facts and documentation that support the claim.

     13.2 The Parties agree to cooperate in good faith to expedite the resolution of any Dispute. Pending resolution of a Dispute, the Parties shall proceed diligently with the performance of their obligations under this Agreement.

     13.3 The Parties shall first attempt in good faith to resolve any Dispute through informal negotiations by the Contract Representatives. In the event that the Contract Representatives are unable to satisfactorily resolve the Dispute within thirty (30) days from the receipt of notice of the Dispute either Party may initiate arbitration through the serving and filing of a demand for arbitration and the Parties expressly agree that arbitration in accordance with this Section 13 shall be the exclusive means to further resolve any Dispute and hereby irrevocably waive their right to a trial with respect to any Dispute, provided that at any time:

           13.3.1 A request made by a Party for provisional remedies requesting preservation of the Parties' respective rights and obligations under the Agreement may be resolved by a court of law located in Clark County, Nevada.

           13.3.2 Nothing in this Agreement shall preclude, or be construed to preclude, any Party from filing a petition or complaint with the FERC or PUCN with respect to any arbitrable Dispute over which said agency has jurisdiction. In such case, the other Party may request the FERC or PUCN, as applicable, to reject or to waive jurisdiction. If jurisdiction is rejected or waived with respect to all or a portion of the Dispute, the portion of the Dispute not so accepted by the FERC or PUCN, as applicable, shall be resolved through arbitration in accordance with this Agreement. To the extent that the FERC or PUCN, as applicable, asserts or accepts jurisdiction over the Dispute, the decision, finding of fact or order of FERC shall be final and binding, subject to judicial review under the Federal Power Act or Nevada Revised Statutes and subject to the provisions of Section 2.2.2. Any arbitration proceedings that may have commenced with respect to the Dispute prior to the assertion or acceptance of jurisdiction by the FERC or PUCN, as applicable, shall be terminated to the extent the FERC or PUCN accepts or asserts jurisdiction over such Dispute.

     13.4 Unless otherwise agreed by the Parties, any arbitration initiated under this Agreement shall be conducted in accordance with the following:

          13.4.1 Arbitrations shall be held within the County of the principal place of business of Buyer.

          13.4.2 Except as otherwise modified herein, the arbitration shall be conducted in accordance with the "Commercial Arbitration Rules" of the American Arbitration Association ("AAA") then in effect.

          13.4.3 Arbitration shall be conducted by three neutral arbitrators who shall be selected pursuant to the AAA rules and the following:

                  13.4.3.1 The Parties agree that the list of potential arbitrators provided by the AAA shall, if available, contain twenty (20) candidates, and at least fifty percent (50%) of the candidates shall be members of the AAA National Energy Panel.

                  13.4.3.2 The Parties also agree that each shall be allowed to strike the names of five candidates before ranking the remaining candidates and returning the list to the AAA in accordance with the Commercial Arbitration Rules. From the remaining list, each Party shall appoint one arbitrator and those two arbitrators shall select a third arbitrator who shall act as chairman of the tribunal. If any arbitrator is not appointed within the time limits provided herein or in the AAA rules, such arbitrator shall be appointed by the AAA, which shall appoint the arbitrator with the combined highest rating.

                  13.4.3.3 Each of the arbitrators shall not have any current or past substantial business, financial, or personal relationships with either Party (or their Affiliates) and shall not be a vendor, supplier, customer, employee, consultant, or competitor to either of the Parties or their Affiliates.

                  13.4.3.4 The tribunal shall be authorized only to interpret and apply the provisions of this Agreement or any related agreements entered into under this Agreement and shall have no power to modify or change any provision of this Agreement. The tribunal shall have no authority to award punitive or multiple damages or any damages inconsistent with this Agreement. The tribunal shall within thirty (30) days of the conclusion of the hearing, unless such time is extended by agreement of the Parties, notify the Parties in writing of his or her decision, stating his or her reasons for such decision and separately listing his or her findings of fact and conclusions of law. Judgment on the award may be entered in any court having jurisdiction.

     13.5 The Parties shall proceed with the arbitration expeditiously, and the arbitration shall be concluded within five (5) months of the filing of the demand for arbitration pursuant to this Section 13 in order that the decision may be rendered within six (6) months of such filing, unless the tribunal extends such time at the request of a Party upon a showing of good cause or upon agreement of the Parties.

     13.6 Any arbitration proceedings, decision or award rendered hereunder and the validity, effect and interpretation of any arbitration agreement shall be governed by the Federal Arbitration Act of the United States, 9 U.S.C. (S)(S) 1 et seq.

     13.7 The decision of the tribunal shall be final and binding on both Parties and may be enforced in any court having jurisdiction over the Party against which enforcement is sought.

     13.8 The fees and expenses of the tribunal shall be shared by the Parties equally, unless the decision of the tribunal shall specify some other apportionment of such fees and expenses. All other expenses and costs of the arbitration shall be borne by the Party incurring the same.

14.  NATURE OF OBLIGATIONS


     14.1 Except where specifically stated in this Agreement to be otherwise, the duties, obligations, and liabilities of the Parties shall be several, not joint or collective. The provisions of this Agreement shall not be construed to create an association, trust, partnership, or joint venture; to impose a trust or partnership duty, obligation, or liability or agency relationship on or with regard to either Party.

     14.2 Nothing in this Agreement nor any action taken hereunder shall be construed to create any duty, liability, or standard of care to any person not a Party to this Agreement. Each Party shall be individually and severally liable for its own obligations under this Agreement.

     14.3 By this Agreement, neither Party dedicates any part of its facilities or the service provided under this Agreement to the public.

15.  SUCCESSORS AND ASSIGNS


     15.1 This Agreement may be assigned, without express written consent of the other Party, as follows:

           15.1.1 Buyer may assign this Agreement or assign or delegate its rights and obligations under this Agreement, in whole or in part, if such assignment is made to an affiliate, parent, subsidiary, successor or any party; provided such assignee (or its guarantor) shall have a credit rating equal or superior to that of Buyer.

           15.1.2 Buyer also may assign this Agreement, in whole or in part, as necessary to comply with orders of the PUCN regarding the assumption of all or a portion of the PLR by other entities or as otherwise required by Law or applicable regulations.

     15.2 Supplier may, without the consent of Buyer, assign, transfer, pledge or otherwise dispose of its rights and interests hereunder to a trustee, lending institution, or any Person for the purposes of financing or refinancing the Asset Bundle, including upon or pursuant to the exercise of remedies under such financing or refinancing, or by way of assignments, transfers, conveyances of dispositions in lieu thereof; provided, however, that no such assignment or disposition shall relieve or in any way discharge Supplier or such permitted assignee from the performance of its duties and obligations under this Agreement. Buyer agrees to execute and deliver such documents as may be reasonably necessary to accomplish any such assignment, transfer, conveyance, pledge or disposition of rights hereunder for purposes of the financing or refinancing of the Asset Bundle, so long as Buyer's rights under this Agreement are not thereby materially altered, amended, diminished or otherwise impaired.

     15.3 Either Party may, without the consent of the other Party, assign this Agreement to a successor to all or substantially all of the assets of such Party by way of merger, consolidation, sale or otherwise, provided such successor assumes and becomes liable for all of such Party's duties and obligations hereunder including Section 3 hereof.

     15.4 Except as stated above, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by either Party, including by operation of law, without the prior written consent of the other Party, said consent not to be unreasonably withheld. Any assignment of this Agreement in violation of the foregoing shall be, at the option of the non-assigning Party, void.

     15.5 Except as set forth above, no assignment or transfer of rights or obligations under this Agreement by a Party shall relieve said Party from full liability and financial responsibility for the performance thereof after any such transfer or assignment unless and until the transferee or assignee shall agree in writing to assume the obligations and duties of said Party under this Agreement and the other Party has consented in writing to such assumption; said consent not to be unreasonably withheld.

     15.6 This Agreement and all of the provisions hereof are binding upon, and inure to the benefit of, the Parties and their respective successors and permitted assigns.

16. REPRESENTATIONS


     16.1  Representations of the Parties.  The Parties represent and warrant
           ------------------------------
           each to the other as follows:

           16.1.1  Incorporation.  Buyer is a corporation duly incorporated,
                   -------------
                   validly existing and in good standing under the laws of the State of Nevada. Supplier is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Both Buyer and Supplier have all requisite corporate power and authority to own, lease and operate their material assets and properties and to carry on their business as now being conducted.

           16.1.2  Authority.  The Party has full corporate power and authority
                   ---------
                   to execute and deliver this Agreement and, subject to the procurement of applicable regulatory approvals, to carry out the actions required of it by this Agreement. The execution and delivery of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action required on the part of the Party. The Agreement has been duly and validly executed and delivered by the Party and, assuming that it is duly and validly executed and delivered by the other Party, constitutes a legal, valid and binding agreement of the Party.

           16.1.3  Compliance With Law.  The Party represents and warrants that
                   -------------------
                   it is not in violation of any applicable Law, or applicable regulation, which violation could reasonably be expected to materially adversely affect the other Party's performance of its obligations under this Agreement. The Party represents and warrants that it will comply with all Laws, and regulations applicable to its compliance with this Agreement, non-compliance with which would reasonably be expected to materially adversely affect either Party's performance of its obligations under this Agreement.

           16.1.4  Representations of Both Parties.  The representations in this
                   -------------------------------
                   Section 16 shall continue in full force and effect for the term of this Agreement.

17. DEFAULT AND REMEDIES


     17.1 An Event of Default hereunder shall be deemed to have occurred upon a Party's (Defaulting Party) failure to comply with any material obligation imposed upon it by this Agreement. Examples of an Event of Default include, but are not limited to the following:

           (i)     Failure to make any payments due under this Agreement;

           (ii) Failure to deliver the Supply Amount for a period of one hundred twenty (120) consecutive hours;

           (iii) Failure to follow the directions of a Control Area Operator, ISA, EDU, WSCC, NERC, PUCN, FERC, or any successor thereto where following such directions is required hereunder;

           (iv)    Supplier not being in compliance with Section 3; and

           (v) Failure of the Guarantor to be in compliance with the terms of the Guaranty delivered under Section 3.1.2.

     17.2  An Event of Default shall be excused:

           17.2.1 In the event such Event of Default was caused by Force Majeure provided that the Party claiming a Force Majeure complies with the requirements of Section 12; or

           17.2.2 In the event such Event of Default was caused by transmission or distribution outages or disruptions.

     17.3 Unless excused, in an Event of Default the Non-Defaulting Party shall be entitled to provide written notice (or verbal notice in case of emergency followed by written notice) of the Event of Default to the Defaulting Party and to specify a cure period, which cure period shall be a minimum of thirty (30) days.

     17.4 If an Event of Default is not cured by the Defaulting Party during the cure period specified by the Non-Defaulting Party, the Non-Defaulting Party shall be entitled to those remedies which are not inconsistent with the terms of this Agreement, including termination and the payment of liquidated damages as provided in and subject to
           Section 4.2. A Defaulting Party shall not be liable to the Non-Defaulting Party for any punitive, consequential or incidental damages. For purposes of clarification, Replacement Costs shall not be considered consequential or incidental damages under this Section 17.4.

     17.5 Notwithstanding this Section 17, liquidated damages shall be paid to Buyer pursuant to Sections 4.2, 12, 18, and 21.

18.  FACILITY ADDITIONS AND MODIFICATIONS

     18.1 Supplier shall be entitled to make additions and modifications to the Asset Bundle subject to the following:

           18.1.1 To the extent additions and modifications interfere with the operation of the Asset Bundle in providing the Supply Amount to Buyer beyond the limits for planned outages set forth in Section 21, liquidated damages shall be paid to Buyer pursuant to Section 4.2.

           18.1.2 Supplier shall use reasonable efforts to minimize any adverse impact on Buyer during the course of making such additions and modifications.

           18.1.3 Such additions and modifications shall be conducted in accordance with Good Utility Practice, and all applicable Laws, regulations, reliability criteria and the Interconnection Agreement between Nevada Power Company and Supplier, dated December 9, 2000, as it may be amended from time to time.

     18.2 Supplier shall seek Buyer's prior written approval for all Supplier's additions or modifications to the Asset Bundle which might reasonably be expected to have an adverse effect upon Buyer with respect to operations or performance under this Agreement.

19. COORDINATION


     19.1 Upon knowledge thereof, each Party shall promptly give notice to the other Party of any labor dispute which is delaying or threatens to delay the timely performance of this Agreement, which shall include a description of the general nature of the dispute.

20. EMERGENCY AND NONEMERGENCY CONDITION RESPONSE


     20.1 Buyer and Supplier shall comply with any applicable requirement of any Governmental Authority, NERC, WSCC, ISA, Control Area Operator, transmission operator, EDU or any successor of any of them, regarding the reduced or increased generation of the Asset Bundle in the event of an Emergency Condition or Nonemergency Condition.

     20.2 Supplier shall not be obligated to deliver the Supply Amount and no liquidated damages shall become due, if the Supply Amount is reduced in the event of an Emergency Condition or a Nonemergency Condition.

     20.3 Each Party shall provide prompt verbal notice to the other Party of any Emergency Condition or Nonemergency Condition.

     20.4 Either Party may take reasonable and necessary action to prevent, avoid or mitigate injury, danger, damage or loss to its own equipment and facilities, or to expedite restoration of service; provided, however, that the Party taking such action shall give the other Party prior notice if at all possible before taking any action. However, this Section 20.4 shall not be construed to supersede Sections 20.2 and 20.3.

21.  OUTAGE SCHEDULING

     21.1 Supplier shall request Buyer's approval prior to any inspections, proposed planned outages or other non-forced outages (all hereinafter referred to as "planned outages") of the Asset Bundle so as to minimize the impact on the availability of the Asset Bundle. Under no circumstances shall Supplier conduct a planned outage without the express prior consent of Buyer pursuant to this Section 21.

     21.2  Planned Outages.
           ---------------

           21.2.1 Within sixty (60) days following the Effective Date of this Agreement and on or before October 1 of each Contract Year, Supplier shall provide Buyer with a schedule of proposed planned outages for the period beginning on the date of such proposed schedule for the following twelve (12) months, including the non-forced outages scheduled for Sunpeak Units 3, 4, and 5 (as provided for in the SPPCA). The proposed planned outage schedule will designate days for each unit in which the Asset Bundle Capacity will be reduced in part or total for each such unit. Each proposed schedule shall include all applicable information, including but not limited to the following: Month, day and time of requested outage; facilities impacted (such as Unit and description); duration of outage; purpose of outage; amount of capacity (in MWs) which is derated; other conditions and remarks; and name of contact and phone number.

           21.2.2 Buyer shall promptly review Supplier's proposed schedule and shall either require modifications or approve the proposed schedule. Supplier shall be responsible to Buyer for Replacement Costs to the extent provided in Section 4.2 (i) if any outage period exceeds its approved schedule, provided that changes to the approved schedule may be requested by either Party and each Party shall make reasonable efforts to accommodate such changes, provided further the Buyer shall have no obligation to agree to Supplier's revisions to the approved planned outage schedule; and (ii) if Supplier conducts a planned outage without the consent of Buyer as provided herein.

22. REPORTS

     22.1 Supplier shall promptly provide Buyer with copies of any orders, decrees, letters or other written communications to or from any Governmental Authority asserting or indicating that Supplier and/or its Asset Bundle is in violation of Laws which relate to Supplier, or operations or maintenance of the Asset Bundle and which may have an adverse effect on Buyer. Supplier shall use reasonable efforts to keep Buyer appraised of the status of any such matters.

23.  COMMUNICATIONS

      23.1  Supplier's Operating Representatives shall be available twenty-four
            (24) hours per
            day for communications with the Control Area Operator and/or the ISA and Buyer to facilitate the operations contained in this Agreement.

      23.2 Supplier shall, at its expense, maintain and install real-time communications equipment at the Asset Bundle to maintain communications between personnel on site at the Asset Bundle, Buyer and the Control Area Operator at all times. Supplier shall provide at its expense:

            (i)    Ringdown voice telephone lines, and

            (ii) Equipment to transmit to and receive telecopies from Buyer and the Control Area Operator.

      23.3 Supplier shall immediately report to Buyer any "Abnormal Condition" that has or may occur, and provide all pertinent information, including but not limited to the following:

            (i) A description of the "Abnormal Condition" and the actions to be taken to alleviate the "Abnormal Condition";

            (ii) The expected duration including the beginning and ending time of the "Abnormal Condition"; and

            (iii) The amount of any adjustment to the current (real time) level of Energy and Ancillary Services.

     23.4   Cause of the Condition.
            -----------------------

            23.4.1 An "Abnormal Condition" shall include without limitation any conditions that, to Supplier's knowledge, have or are reasonably likely to:

                    (i) Adversely affect Supplier's ability to provide Energy and Ancillary Services to Buyer;

                    (ii) Cause an unplanned reduction in the amount of delivery of Energy and Ancillary Services to Buyer; or

                    (iii) Cause an unplanned isolation of the Asset Bundle from the transmission system.

     23.5 Supplier shall immediately notify Buyer after such "Abnormal Condition" has been alleviated.

24.  NOTICES

     24.1 All notices hereunder shall, unless specified otherwise, be in writing and shall be addressed, except as otherwise stated herein, to the Parties as set forth in Exhibit F.

     24.2 All written notices or submittals required by this Agreement shall be sent either by hand-delivery, regular first class U.S. mail, registered or certified U.S. mail postage paid return receipt requested, overnight courier delivery, electronic mail or facsimile transmission and will be effective and deemed to have been received on the date of receipt personally, on the date and time as documented by method of delivery if during normal business hours or on the next succeeding Business Day, or on the third (3/rd/) Business Day following deposit with the U.S. mail if sent regular first class U.S. mail.

     24.3 Notices of an Event of Default pursuant to Section 17 and or Force Majeure pursuant to Section 12 may not be sent by regular first class U.S. mail.

     24.4 Any payments required to be made under this Agreement shall be made to the Party as set forth in Exhibit F.

     24.5 Each Party shall have the right to change, at any time upon written notice to the other Party, the name, address and telephone numbers of its representatives under this Agreement for purposes of notices and payments.

25.  MERGER


     25.1 The Agreement contains the entire agreement and understanding between the Parties with respect to all of the subject matter contained herein, thereby merging and superseding all prior agreements and representations by the Parties with respect to such subject matter.

     25.2 In the event of any conflict between this Agreement and the Asset Sale Agreement, the terms of the Asset Sale Agreement shall govern.

26.  HEADINGS

     26.1 The headings or section titles contained in this Agreement are inserted solely for convenience and do not constitute a part of this Agreement between the Parties, nor should they be used to aid in any manner in the construction of this Agreement.

27.  COUNTERPARTS AND INTERPRETATION


     27.1 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     27.2 In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of authorship of any of the provisions of this Agreement.

     27.3 Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

     27.4 The word "including" in this Agreement shall mean "including without limitation".

28.  SEVERABILITY


     28.1 If any term, provision or condition of this Agreement is held to be invalid, void or unenforceable by a court or Governmental Authority of competent jurisdiction and such holding is subject to no further appeal or judicial review, then such invalid, void, or unenforceable term, provision or condition shall be deemed severed from this Agreement and all remaining terms, provisions and conditions of this Agreement shall continue in full force and effect, unless, however, the effect of the severance would vitiate the intent of the Parties hereto, as determined by either Party in its reasonable discretion.

     28.2 The Parties shall endeavor in good faith to replace such invalid, void, or unenforceable provisions with a valid and enforceable provision which achieves the purposes intended by the Parties to the greatest extent permitted by law.

29.  WAIVERS

     29.1 No failure or delay on the part of a Party in exercising any of its rights under this Agreement or in insisting upon strict performance of provisions of this Agreement, no partial exercise by either Party of any of its rights under this Agreement, and no course of dealing between the Parties shall constitute a waiver of the rights of either Party under this Agreement. Any waiver shall be effective only by a written instrument signed by the Party granting such waiver, and such shall not operate as a waiver of, or estoppel with respect to, any subsequent failure to comply therewith.

30.  AMENDMENTS

     30.1 The Parties shall negotiate in good faith to determine necessary amendments, if any, to this Agreement, provided that in negotiating such amendments the Parties shall attempt, in good faith, to reasonably preserve the bargain initially struck in this Agreement if any Governmental Authority, FERC, any state or the PUCN, implements a change in any Law or applicable regulation that materially affects or is reasonably expected to materially affect Buyer's PLR service under this Agreement.

     30.2 The Parties shall meet to discuss the impact of any changes in Buyer's OATT, or any rule or practice of NERC, WSCC, or any other Governmental Authority on the terms of this Agreement upon request by either Party during the term of this Agreement.

     30.3 In the event that it is deemed necessary to amend this Agreement, the Parties will attempt to agree upon such amendment and will submit such mutually agreed upon amendment(s) to the FERC for filing and acceptance.

     30.4 Amendments to this Agreement shall be in writing and shall be executed by an authorized representative of each Party.

31. TIME IS OF THE ESSENCE

     31.1 Time is of the essence of this Agreement and in the performance of all of the covenants and conditions hereof.

32. APPROVALS

     32.1 Each Party's performance under this Agreement is subject to the condition that all requisite governmental and regulatory approvals for such performance are obtained in form and substance satisfactory to the other Party in its reasonable discretion. Each Party shall use best efforts to obtain all required approvals and shall exercise due diligence and shall act in good faith to cooperate and assist each other in acquiring any regulatory approval necessary to effectuate this Agreement. Further, the Parties agree to reasonably support the other Party in any associated regulatory proceedings, including by being a witness on behalf of the other Party.

     32.2 This Agreement is made subject to present or future state or federal laws, regulations, or orders properly issued by state or federal bodies having jurisdiction.

     32.3 The Parties hereto agree to execute and deliver promptly, at the expense of the Party requesting such action, any and all other and further instruments, documents and information which may reasonably be necessary or appropriate to give full force and effect to the terms and intent of this Agreement.

33. PLR SERVICE


     33.1 The Agreement is premised on Buyer providing PLR service. Notwithstanding anything to the contrary contained herein, if Nevada retail electricity restructuring (including implementation of retail customer choice of electricity suppliers) is delayed beyond the Effective Date of this Agreement, the Parties shall continue to perform this Agreement in all respects pursuant to the terms and conditions hereof as if Buyer was the PLR and Buyer's retail and wholesale customers shall be considered as the TRR.

34. CONFIDENTIALITY

     34.1  Confidential Information.  Certain information provided by a Party
           ------------------------
           (the "Disclosing Party") to the other Party (the "Receiving Party") in connection with the negotiation or performance of this Agreement may be considered confidential and/or proprietary (hereinafter referred to as "Confidential Information") by the Disclosing Party. To be considered Confidential Information hereunder, such information must be clearly labeled or designated by the Disclosing Party as "confidential" or "proprietary" or with words of like meaning. If disclosed orally, such information shall be clearly identified as confidential and such status shall be confirmed promptly thereafter in writing.

     34.2  Treatment of Confidential Information.  The Receiving Party shall
           -------------------------------------
           treat any Confidential Information with at least the same degree of care regarding its secrecy and confidentiality as the Receiving Party's similar information is treated within the Receiving Party's organization. The Receiving Party shall not disclose the Confidential Information of the Disclosing Party to third parties (except as stated hereinafter) nor use it for any purpose other than the negotiation or performance of this Agreement, without the express prior written consent of the Disclosing Party. The Receiving Party further agrees that it shall restrict disclosure of Confidential Information as follows:

           34.2.1 Disclosure shall be restricted solely to its agents as may be necessary to enforce the terms of this Agreement, and to its shareholders, directors, officers, employees, advisors, lenders and representatives as necessary to approve, negotiate, consummate, perform and finance the acquisition and operation of the Asset Bundle, in each case after advising those agents of their obligations under this Section 34.2.

           34.2.2 In the event that the Receiving Party is requested, pursuant to or as required by applicable Law or by legal process, to disclose any Confidential Information, the Receiving Party shall provide the Disclosing Party with prompt notice of such request or requirement in order to enable Disclosing Party to seek an appropriate protective order or other remedy and to consult with Disclosing Party with respect to Disclosing Party taking steps to resist or narrow the scope of such request or legal process. The Receiving Party agrees not to oppose any action by the Disclosing Party to obtain a protective order or other appropriate remedy. In the absence of such protective order, and provided that the Receiving Party is advised by its counsel that it is compelled to disclose the Confidential Information, the Receiving Party shall:

                   (i) furnish only that portion of the Confidential Information which the Receiving Party is advised by counsel is legally required; and

                   (ii) use its commercially reasonable best efforts, at the expense of the Disclosing Party, to ensure that all Confidential Information so disclosed will be accorded confidential treatment.

     34.3 Excluded Information.  Confidential Information shall not be deemed
          --------------------
          to include the following:

          34.3.1 information which is or becomes generally available to the public other than as a result of a disclosure by the Receiving Party;

          34.3.2 information which was available to the Receiving Party on a non-confidential basis prior to its disclosures by the Disclosing Party; and

          34.3.3 information which becomes available to the Receiving Party on a non-confidential basis from a person other than the Disclosing Party or its representative who is not otherwise bound by a confidentiality agreement with Disclosing Party or its agent or is otherwise not under any obligation to Disclosing party or its agent not to disclose the information to the Receiving Party.

     34.4 Injunctive Relief Due to Breach.  The Parties agree that remedies at
          -------------------------------
          law may be inadequate to protect each other in the event of a breach of this Section 34, and the Receiving Party hereby in advance agrees that the Disclosing Party shall be entitled to seek and obtain, without proof of actual damages, temporary, preliminary and permanent injunctive relief from any court or Governmental Authority of competent jurisdiction restraining the Receiving Party from committing or continuing any breach of this Section 34.

35. CHOICE OF LAW


     35.1 This Agreement and the rights and obligations of the Parties shall be construed and governed by the Laws of: (i) the State of Nevada as if executed and performed wholly within that state; and (ii) the Federal Power Act, to the extent the rights and obligations of the Parties are covered by such act.

IN WITNESS WHEREOF, the Parties hereto have caused this Transitional Power Purchase Agreement for the Sunrise/Sunpeak generating station to be executed by their duly authorized representative on the date first stated above:

NEVADA POWER COMPANY                     RELIANT ENERGY SUNRISE, LLC

By:    ________________________          By:  ________________________
       William E. Peterson                    J. Douglas Divine
Title: Senior Vice President, General    Title: Senior Vice President
       Counsel, and Corporate Secretary

                                   EXHIBIT A
                                SUNRISE BUNDLE
  ASSET BUNDLE CAPACITY AND OPERATING PARAMETERSEXHIBIT ASUNRISE BUNDLEASSET
                   BUNDLE CAPACITY AND OPERATING PARAMETERS


==========================================================================
   UNIT      NET SUMMER          NET            RAMP RATE     MINIMUM
             CAPABILITY   WINTERCAPABILI TY     (MW)/HOUR      HOURLY
                (MW)             (MW)                       ENERGY TAKE
                                                                 (MW)
--------------------------------------------------------------------------
Sunrise 1          80              80               80
Sunrise 2          69              76               76
Sunpeak 3          74              74               74
Sunpeak 4          74              74               74
Sunpeak 5          74              74               74
--------------------------------------------------------------------------
Total             371             378              378            n/a
==========================================================================

                           Minimum Annual Energy Take:    310,000 MWh
                           Limit on Excused Energy:       20,000 MWh


For purposes of this Exhibit A, summer months shall consist of the months of June through September and winter months shall consist of the months of January through May and the months of October through December.

                                   EXHIBIT B
                                 SUNRISE BUNDLE
                     ENERGY AND ANCILLARY SERVICES PRICES

Energy Prices*
-------------

     Price Floor of Energy:    $ 32.68  per MWh
     Price Ceiling of Energy:  $ 46.38  per MWh

Ancillary Service Prices*
------------------------

     Operating Reserve - Spinning Reserve:
       Summer On-Peak:   $12.86 per MW-reserved per hour
       Summer Off-Peak:  $7.35 per MW-reserved per hour
       Winter On-Peak:   $7.34 per MW-reserved per hour
       Winter Off-Peak:  $4.19 per MW-reserved per hour

     Operating Reserve - Supplemental Reserve:
       Summer On-Peak:   $1.53 per MW-reserved per hour
       Summer Off-Peak:  $0.87 per MW-reserved per hour
       Winter On-Peak:   $0.82 per MW-reserved per hour
       Winter Off-Peak:  $0.47 per MW-reserved per hour

For purposes of this Exhibit B, summer months shall consist of the months of June through and September, and winter months shall consist of the months of January through May and the months of October through December.

The On-Peak periods shall consist of Hour Ending (HE) 0700 through HE 2200 PPT, Monday through Saturday. The Off-Peak periods shall consist of HE 0100 through HE 0600, HE 2300 and HE 2400 PPT, Monday through Saturday; HE 0100 through HE 2400 PPT Sunday and additional Off-Peak days (holidays) as designated annually by WSCC.


                                                       *SUBJECT TO FERC APPROVAL
                                                        ------------------------

                                   EXHIBIT C

                          SUPPLIER'S MONTHLY INVOICE


             A                   Price Ceiling of Energy              $46.38            /MWh

             B                    Price Floor of Energy               $32.68            /MWh


MONTH 1 - ENERGY
----------------

                          C                D                E                  F                G                  H
     Dispatch        Asset Bundle      Delivered         Supplier         Market Price      Market Price x       Market Price x
       Hour         Capacity (MWh)    Energy (MWh)    Shortfall (MWh)   of Energy ($/MWh)  Delivered Energy   Asset Bundle  Capacity
      -----         -------------     -----------     --------------    -----------------  ----------------   ----------------------
                                                         (C - D)                                (D x F)               (C x F)
         1                 371             371                                  50.00          $ 18,550.00        $ 18,550.00

         2                 371             371               0                  50.00            18,550.00          18,550.00

         3                 371             311              60                  50.00            15,550.00          18,550.00

         4                 371             311              60                  50.00            15,550.00          18,550.00

         5                 241             231              10                  40.00             9,240.00           9,640.00

         6                 271             271               0                  40.00            10,840.00          10,840.00

         7                 361             341              20                  30.00            10,230.00          10,830.00

         8                 371             371               0                  30.00            11,130.00          11,130.00

         9                 371             371               0                  30.00            11,130.00          11,130.00

        10                 371             371               0                  35.00            12,985.00          12,985.00
-----------------------------------------------------------------------------------------------------------------------------
                         3,470           3,320             150                                 $133,755.00        $140,755.00


I.     Sum of (Delivered Energy times corresponding hourly Market Price)        Sec 7.2.1      $133,755.00
         IT.     Sum of (Asset Bundle Capacity times corresponding hourly Market Price)                           $140,755.00
J.     Sum of hourly Delivered Energy multiplied by the Price Ceiling of Energy Sec 7.2.2      $153,981.60
         JT.     Sum of hourly Asset Bundle Capacity multiplied by the Price Ceiling of Energy                    $160,938.60
K.     Sum of hourly Delivered Energy multiplied by the Price Floor of Energy   Sec 7.2.3      $108,497.60
         KT.     Sum of hourly Asset Bundle Capacity multiplied by the Price Floor of Energy                      $113,399.60
L.    Invoiced Amount - Energy                        Sec 7.3                    (K ** I ** J) $133,755.00
M.    Theoretical Amount for Expected Performance                              (KT ** IT ** JT)                   $140,755.00

**  less than
*** Greater than





MONTH 1 - ANCILLARY SERVICE CAPACITY - SPINNING RESERVE
-------------------------------------------------------

                    N                      O                P               Q                    R                  S
                                        Ancillary
    Dispatch   Schedule of Ancillary     Capacity        Supplier      Capacity Price of  Price x Ancillary    Price x Schedule
       Hour      Capacity (MW)         Supplied (MW)   Shortfall (MW)   Services ($/MW)   Capacity Supplied  of Ancillary Services
       ----      ------------          ------------    -------------    ---------------   -----------------  ---------------------
                                                          (N - O)                               (O x Q)            (N x Q)
        1              0                     0               0              7.35            $      0.00           $      0.00

        2              0                     0               0              7.35                   0.00                  0.00

        3              0                     0               0             12.86                   0.00                  0.00

        4              0                     0               0             12.86                   0.00                  0.00

        5             80                    80               0             12.86               1,028.80              1,028.80

        6             80                    60              20             12.86                 771.60              1,028.80

        7              0                     0               0             12.86                   0.00                  0.00

        8              0                     0               0             12.86                   0.00                  0.00

        9              0                     0               0             12.86                   0.00                  0.00

       10              0                     0               0             12.86                   0.00                  0.00
-----------------------------------------------------------------------------------------------------------------------------
                     160                   140              20                              $  1,800.40           $  2,057.60

T. Invoiced Amount - Ancillary Service Capacity - Spinning Reserve   Sec 7.2.5              $  1,800.40

                                   EXHIBIT C

                          SUPPLIER'S MONTHLY INVOICE

U.    Theoretical Amount for Expected Performance                                                 $  2,057.60

MONTH 1 - ANCILLARY SERVICE CAPACITY - SUPPLEMENTAL RESERVE
-----------------------------------------------------------

                    V                      W                X               Y                    Z                 AA
                                        Ancillary
    Dispatch   Schedule of Ancillary     Capacity        Supplier      Capacity Price of  Price x Ancillary    Price x Schedule
       Hour      Capacity (MW)         Supplied (MW)   Shortfall (MW)   Services ($/MW)   Capacity Supplied  of Ancillary Services
       ----      ------------          ------------    -------------    ---------------   -----------------  ---------------------
                                                          (V - W)                               (W x Y)            (V x Y)
         1              0                    0               0               0.87           $      0.00        $      0.00

         2              0                    0               0               0.87                  0.00               0.00

         3              0                    0               0               1.53                  0.00               0.00

         4              0                    0               0               1.53                  0.00               0.00

         5             10                   10               0               1.53                 15.30              15.30

         6             10                   10               0               1.53                 15.30              15.30

         7             10                   10               0               1.53                 15.30              15.30

         8              0                    0               0               1.53                  0.00               0.00

         9              0                    0               0               1.53                  0.00               0.00

        10              0                    0               0               1.53                  0.00               0.00
--------------------------------------------------------------------------------------------------------------------------
                       30                   30               0                              $     45.90        $     45.90

 AB.  Invoiced Amount - Ancillary Service Capacity - Supplemental Reserve   Sec 7.2.5       $     45.90

 AC.  Theoretical Amount for Expected Performance                                                              $     45.90

MONTH 1 - ANCILLARY SERVICE ENERGY
----------------------------------

                       AD                   AE              AF               AG                AH                 AI
                                         Ancillary
    Dispatch   Schedule of Ancillary     Capacity        Supplier      Capacity Price of  Price x Ancillary    Price x Schedule
       Hour      Capacity (MW)         Supplied (MW)   Shortfall (MW)     Energy ($/MW)   Energy Supplied    of Ancillary Services
       ----      ------------          ------------    -------------    ---------------   -----------------  ---------------------
                                                         (AD - AE)                             (AE x AG)          (AD x AG)
          1             0                    0               0                46.38         $      0.00          $      0.00

          2             0                    0               0                46.38                0.00                 0.00

          3             0                    0               0                46.38                0.00                 0.00

          4             0                    0               0                46.38                0.00                 0.00

          5            40                   40               0                46.38            1,855.20             1,855.20

          6            30                   10              20                46.38              463.80             1,391.40

          7            10                   10               0                46.38              463.80               463.80

          8             0                    0               0                46.38                0.00                 0.00

          9             0                    0               0                46.38                0.00                 0.00

         10             0                    0               0                46.38                0.00                 0.00
----------------------------------------------------------------------------------------------------------------------------
                       80                   60              20              $463.80         $  2,782.80          $  3,710.40

AJ.    Invoiced Amount - Ancillary Services Energy   Sec 7.2.6                              $  2,782.80

AK.    Theoretical Amount for Expected Performance                                                               $  3,710.40

               MONTH 1 - TOTAL INVOICE AMOUNT        Sec 7.3       (L + T + AB + AJ)        $138,384.10
==================================================================================================================================

MONTH 2 - ENERGY
-----------------

                       C                D               E                 F                      G                 H
   Dispatch      Asset Bundle        Delivered      Supplier        Market Price           Market Price x    Market Price x
     Hour        Capacity (MWh)    Energy (MWh)  Shortfall (MWh)  of Energy ($/MWh)        Delivered Energy  Asset Bundle Cap.
     ----        --------------    ------------  ---------------  -----------------        ----------------  -----------------
                                                     (C - D)                                    (D x F)           (C x F)
      1               371              371              0               50.00                $ 18,550.00     $   18,550.00
      2               371              371              0               50.00                  18,550.00         18,550.00
      3               371              311             60               50.00                  15,550.00         18,550.00
      4               371              311             60               60.00                  18,660.00         22,260.00
      5               241              231             10               60.00                  13,860.00         14,460.00
      6               271              271              0               60.00                  16,260.00         16,260.00
      7               361              341             20               40.00                  13,640.00         14,440.00
      8               371              371              0               40.00                  14,840.00         14,840.00
      9               371              371              0               40.00                  14,840.00         14,840.00
     10               371              371              0               45.00                  16,695.00         16,695.00
--------------------------------------------------------------------------------------------------------------------------------
                    3,470            3,320            150                                    $161,445.00     $  169,445.00

I.  Sum of (Delivered Energy times corresponding hourly Market Price)         Sec 7.2.1      $161,445.00
       IT.     Sum of (Asset Bundle Capacity times corresponding hourly Market Price)                        $  169,445.00

J.  Sum of hourly Delivered Energy multiplied by the Price Ceiling of Energy  Sec 7.2.2      $153,981.60
       JT.     Sum of hourly Asset Bundle Capacity multiplied by the Price Ceiling of Energy                 $  160,938.60

K.  Sum of hourly Delivered Energy multiplied by the Price Floor of Energy    Sec 7.2.3      $108,497.60
       KT.     Sum of hourly Asset Bundle Capacity multiplied by the Price Floor of Energy                   $  113,399.60

L.  Invoiced Amount - Energy                   Sec 7.3                 (I > J)               $153,981.60

M.  Theoretical Amount for Expected Performance                       (IT > JT)                              $  160,938.60


MONTH 3 - ENERGY
----------------

                       C                D               E                 F                     G                 H
   Dispatch      Asset Bundle        Delivered      Supplier        Market Price          Market Price x    Market Price x
     Hour        Capacity (MWh)    Energy (MWh)  Shortfall (MWh)  of Energy ($/MWh)       Delivered Energy  Asset Bundle Cap.
     ----        --------------    ------------  ---------------  -----------------       ----------------  -----------------
                                                     (C - D)                                   (D x F)           (C x F)
      1               371              371              0               40.00                $ 14,840.00        $14,840.00
      2               371              371              0               30.00                  11,130.00         11,130.00
      3               371              311             60               30.00                   9,330.00         11,130.00
      4               371              311             60               30.00                   9,330.00         11,130.00
      5               241              231             10               25.00                   5,775.00          6,025.00
      6               271              271              0               25.00                   6,775.00          6,775.00
      7               361              341             20               25.00                   8,525.00          9,025.00
      8               371              371              0               25.00                   9,275.00          9,275.00
      9               371              371              0               25.00                   9,275.00          9,275.00
     10               371              371              0               25.00                   9,275.00          9,275.00
-------------------------------------------------------------------------------------------------------------------------------
                     3,470            3,320            150                                   $ 93,530.00       $ 97,880.00


I.     Sum of (Delivered Energy times corresponding hourly Market Price)        Sec 7.2.1    $ 93,530.00
         IT.   Sum of (Asset Bundle Capacity times corresponding hourly Market Price)                          $ 97,880.00

J.     Sum of hourly Delivered Energy multiplied by the Price Ceiling of Energy Sec 7.2.2    $153,981.60
         JT.   Sum of hourly Asset Bundle Capacity multiplied by the Price Ceiling of Energy                   $160,938.60

K.     Sum of hourly Delivered Energy multiplied by the Price Floor of Energy    Sec 7.2.3   $108,497.60

         KT.   Sum of hourly Asset Bundle Capacity multiplied by the Price Floor of Energy                     $113,399.60

L.    Invoiced Amount - Energy                   Sec 7.3               (I ** K)             $  108,497.60

M.    Theoretical Amount for Expected Performance                      (IT ** KT)                               $113,399.60

**  Less than
*** Greater than
For the purposes of this example, the portions of the monthly invoices attributable to Ancillary Services for the second and third months were assumed to be the same as the corresponding portions for the first month.

                                   EXHIBIT D
                  BUYER'S MONTHLY INVOICE - REPLACEMENT COSTS


MONTH 1 - ENERGY
----------------

                                   A                          B  *                        C *                     D
        Dispatch              Replacement               Replacement Cost            Replacement Cost      Gross Replacement
          Hour               Energy (MWh)               of Energy ($/MWh)              of Energy            Cost of Energy
          ---                -----------                ----------------               ---------            --------------
                                                                                                             (A x B) + C
            1                                 0                             na            $  0.00            $      0.00
            2                                 0                             na               0.00                   0.00
            3                                60                          35.00             100.00               2,200.00
            4                                60                          30.00              50.00               1,850.00
            5                                10                          30.00              50.00                 350.00
            6                                 0                             na               0.00                   0.00
            7                                20                          25.00               0.00                 500.00
            8                                 0                             na               0.00                   0.00
            9                                 0                             na               0.00                   0.00
           10                                 0                             na               0.00                   0.00
------------------------------------------------------------------------------------------------------------------------------
                                            150                                                              $  4,900.00

E.     Gross Replacement Cost of Energy                                                                      $  4,900.00
F.     Theoretical Supplier's Invoice Amount for Expected Performance                                        $140,755.00
G.     Actual Supplier's Invoice Amount                                                                       133,755.00
                                                                                                     -----------------------
H.     Avoided Payment to Supplier                                  (F - G)                                  $  7,000.00
I.     Invoiced Replacement Cost - Energy                           (E ** H)                                 $      0.00

**  Less than
*** Greater than

MONTH 1 - ANCILLARY SERVICE CAPACITY - SPINNING RESERVE
-------------------------------------------------------

                                  J                           K *                         L *                     M
        Dispatch             Replacement                Replacement Cost           Replacement Cost       Gross Replacement
          Hour              Capacity (MW)              of Capacity ($/MW)             of Capacity          Cost of Capacity
          ----              -------------              ------------------             -----------          ----------------
                                                                                                            (J x K) + L
            1                     0                                  na                 $  0.00            $      0.00
            2                     0                                  na                    0.00                   0.00
            3                     0                                  na                    0.00                   0.00
            4                     0                                  na                    0.00                   0.00
            5                     0                                  na                    0.00                   0.00
            6                    20                               40.00                  100.00                 900.00
            7                     0                                  na                    0.00                   0.00
            8                     0                                  na                    0.00                   0.00
            9                     0                                  na                    0.00                   0.00
           10                     0                                  na                    0.00                   0.00
----------------------------------------------------------------------------------------------------------------------
                                 20                                                                        $    900.00

N.     Gross Replacement Cost of Ancillary Capacity - Spinning Reserve                                     $    900.00
O.     Theoretical Supplier's Invoice Amount for Expected Performance                                      $  2,057.60
P.     Actual Supplier's Invoice Amount                                                                       1,800.40
                                                                                                  -----------------------
Q.     Avoided Payment to Supplier                                              (O -  P)                   $    257.20
R.     Invoiced Replacement Cost - Ancillary Capacity                           (N > Q)                    $    642.80

                                   EXHIBIT D
                  BUYER'S MONTHLY INVOICE - REPLACEMENT COSTS

MONTH 1 - ANCILLARY CAPACITY - SUPPLEMENTAL RESERVE
---------------------------------------------------

                                 S                              T *                         U *                     V
        Dispatch             Replacement                Replacement Cost           Replacement Cost       Gross Replacement
          Hour              Capacity (MW)              of Capacity ($/MW)             of Capacity          Cost of Capacity
          ----              -------------              ------------------             -----------          ----------------
                                                                                                                 (S x T) + U

            1                   0                                    na                 $  0.00            $      0.00
            2                   0                                    na                    0.00                   0.00
            3                   0                                    na                    0.00                   0.00
            4                   0                                    na                    0.00                   0.00
            5                   0                                    na                    0.00                   0.00
            6                   0                                    na                    0.00                   0.00
            7                   0                                    na                    0.00                   0.00
            8                   0                                    na                    0.00                   0.00
            9                   0                                    na                    0.00                   0.00
           10                   0                                    na                    0.00                   0.00
-----------------------------------------------------------------------------------------------------------------------------
                                0                                                                          $      0.00

W.     Gross Replacement Cost of Ancillary Capacity - Supplemental Reserve                                 $      0.00

X.     Theoretical Supplier's Invoice Amount for Expected Performance                                      $     45.90
Y.     Actual Supplier's Invoice Amount                                                                          45.90
                                                                                                    -----------------------
Z.     Avoided Payment to Supplier                                  (X - Y)                                $      0.00

AA.    Invoiced Replacement Cost - Ancillary Capacity               (W = Z)                                $      0.00


MONTH 1 - ANCILLARY SERVICE ENERGY
----------------------------------

                                 AB                          AC *                       AD *                     AE
        Dispatch            Replacement                Replacement Cost           Replacement Cost       Gross Replacement
          Hour              Energy (MWh)              of Energy ($/MWh)             of Energy **           Cost of Energy
          ----              ------------              -----------------             ------------           --------------
                                                                                                           (AB x AC) + AD
            1                     0                                    na                 $  0.00                 0.00
            2                     0                                    na                    0.00                 0.00
            3                     0                                    na                    0.00                 0.00
            4                     0                                    na                    0.00                 0.00
            5                     0                                    na                    0.00                 0.00
            6                    20                                 50.00                   20.00             1,020.00
            7                     0                                    na                    0.00                 0.00
            8                     0                                    na                    0.00                 0.00
            9                     0                                    na                    0.00                 0.00
           10                     0                                    na                    0.00                 0.00
--------------------------------------------------------------------------------------------------------------------------------
                                 20                                                                        $  1,020.00

AF.     Gross Replacement Cost of Ancillary Energy                                                         $  1,020.00
AG.     Theoretical Supplier's Invoice Amount for Expected Performance                                     $  3,710.40
AH.     Actual Supplier's Invoice Amount                                                                      2,782.80
                                                                                                          -----------------------
AI.     Avoided Payment to Supplier                                        (AG - AH)                       $    927.60

AJ.  Invoiced Replacement Cost - Ancillary Energy                          (AF > AI)                       $     92.40

                                   EXHIBIT D
                  BUYER'S MONTHLY INVOICE - REPLACEMENT COSTS

MONTH 1 - TOTAL INVOICE AMOUNT                                                      (I + R + AA + AJ)              $    735.20
=================================================================================================================================

MONTH 2 - ENERGY
----------------
                               A                           B  *                        C *                     D
        Dispatch          Replacement                Replacement Cost           Replacement Cost       Gross Replacement
          Hour            Energy (MWh)              of Energy ($/MWh)               of Energy            Cost of Energy
          ----            ------------              -----------------               ---------            --------------
                                                                                                          (A x B) + C
            1                   0                                        na           $  0.00                     0.00
            2                   0                                        na              0.00                     0.00
            3                  60                          40.00                       200.00                 2,600.00
            4                  60                          55.00                       100.00                 3,400.00
            5                  10                          48.00                       200.00                   680.00
            6                   0                                        na              0.00                     0.00
            7                  20                          35.00                       300.00                 1,000.00
            8                   0                                        na              0.00                     0.00
            9                   0                                        na              0.00                     0.00
           10                   0                                        na              0.00                     0.00
-----------------------------------------------------------------------------------------------------------------------------
                              150                                                                        $    7,680.00

E.     Gross Replacement Cost of Energy                                                                  $    7,680.00
F.     Theoretical Supplier's Invoice Amount for Expected Performance                                    $  160,938.60
G.     Actual Supplier's Invoice Amount                                                                     153,981.60
                                                                                                    -----------------------
H.     Avoided Payment to Supplier                                                    (F - G)            $    6,957.00

I.     Invoiced Replacement Cost - Energy                                             (E > H)            $      723.00


MONTH 3 - ENERGY
----------------

                               A                           B  *                        C *                     D
        Dispatch          Replacement                Replacement Cost           Replacement Cost       Gross Replacement
          Hour            Energy (MWh)              of Energy ($/MWh)               of Energy            Cost of Energy
          ----            ------------              -----------------               ---------            --------------
                                                                                                           (A x B) + C
            1                  0                                   na                 $  0.00                   0.00
            2                  0                                   na                    0.00                   0.00
            3                 60                                37.00                  100.00               2,320.00
            4                 60                                34.00                   50.00               2,090.00
            5                 10                                34.00                    0.00                 340.00
            6                  0                                   na                    0.00                   0.00
            7                 20                                31.00                   50.00                 670.00
            8                  0                                   na                    0.00                   0.00
            9                  0                                   na                    0.00                   0.00
           10                  0                                   na                    0.00                   0.00
-----------------------------------------------------------------------------------------------------------------------------
                             150                                                                        $   5,420.00

E.     Gross Replacement Cost of Energy                                                                 $   5,420.00
F.     Theoretical Supplier's Invoice Amount for Expected Performance                                   $ 113,399.60
                                                                                                        ------------

                                   EXHIBIT D
                  BUYER'S MONTHLY INVOICE - REPLACEMENT COSTS


G.     Actual Supplier's Invoice Amount                                                                           108,497.60
                                                                                                          -----------------------
H.     Avoided Payment to Supplier                                                     (F - G)             $          4,902.00
I.     Invoiced Replacement Cost - Energy                                              (E > H)             $            518.00


For the purposes of this example, the portions of the monthly invoices attributable to Ancillary Services for the second and third months were assumed to be the same as the corresponding portions for the first month.

                                   EXHIBIT E
                           YEAR END TRUE-UP INVOICE


    A    Price Ceiling of Energy       $       46.38/MWh
    B    Price Floor of Energy         $       32.68/MWh

EXAMPLE 1
---------

                                     C                   D                    E                    F                    G
                                 Delivered         Market Price x      Price Ceiling x       Price Floor x     Supplier's Invoiced
           Month               Energy (MWh)       Delivered Energy     Delivered Energy     Delivered Energy     Amount - Energy
           -----               ------------       ----------------     ----------------     ----------------     ---------------
                                                                           (A x C)              (B x C)
             1                    3,320          $  133,755.00        $  153,981.60          $  108,497.60        $  133,755.00
             2                    3,320             161,445.00           153,981.60             108,497.60           153,981.60
             3                    3,320              93,530.00           153,981.60             108,497.60           108,497.60
             4                    3,710             185,500.00           172,069.80             121,242.80           172,069.80
             5                    3,710             170,660.00           172,069.80             121,242.80           170,660.00
             6                    3,510             161,460.00           162,793.80             114,706.80           161,460.00
             7                    3,710             178,080.00           172,069.80             121,242.80           172,069.80
             8                    3,710             181,790.00           172,069.80             121,242.80           172,069.80
             9                    3,170             158,500.00           147,024.60             103,595.60           147,024.60
            10                    3,710             174,370.00           172,069.80             121,242.80           172,069.80
            11                    3,710             207,760.00           172,069.80             121,242.80           172,069.80
            12                    3,410             173,910.00           158,155.80             111,438.80           158,155.80
-------------------------------------------------------------------------------------------------------------------------------
           Total                 42,310          $1,980,760.00        $1,962,337.80          $1,382,690.80        $1,893,883.60

(Total of Column D) > (Total of Column E)  therefore Annual True-up calculated under Section 7.5.1(a)
------------------------------------------------------------------------------------------------------------------

H.    Annual True-up - Delivered Energy                                      (Total E - Total G)                  $   68,454.20
I.    Average Cost of Delivered Energy after True-up ($/MWh)                 (Total E / Total C)                  $       46.38


                              J                   K                    L                    M                    N
                         Replacement      Replacement Energy   Gross Replacement   Adjusted Replacement  Invoiced Replacement
           Month        Energy (MWh)       x  Average Cost       Cost of Energy       Cost of Energy        Cost of Energy
           -----        ------------       ---------------       --------------       --------------        --------------
                                               (I x J)
             1             150                                    $    4,900.00                             $      0.00
             2             150                                         7,680.00                                  723.00
             3             150                                         5,420.00                                  518.00
             4               0                                             0.00                                    0.00
             5               0                                             0.00                                    0.00
             6               0                                             0.00                                    0.00
             7               0                                             0.00                                    0.00
             8               0                                             0.00                                    0.00
             9               0                                             0.00                                    0.00

                                   EXHIBIT E
                           YEAR END TRUE-UP INVOICE

            10               0                                         0.00                                    0.00
            11               0                                         0.00                                    0.00
            12               0                                         0.00                                    0.00
-------------------------------------------------------------------------------------------------------------------
           Total           450        $   20,871.00           $   18,000.00        $   0.00             $  1,241.00


O.    Annual True-up - Replacement Costs                               (Total N - Total M)              $  1,241.00

Total Annual True-up *                                                         (H + O)                  $ 69,695.20
===================================================================================================================


EXAMPLE 2
---------

                                     C                   D                    E                    F                    G
                                 Delivered         Market Price x      Price Ceiling x       Price Floor x     Supplier's Invoiced
           Month               Energy (MWh)       Delivered Energy     Delivered Energy     Delivered Energy     Amount - Energy
           -----               ------------       ----------------     ----------------     ----------------     ---------------
                                                                           (A x C)              (B x C)
             1                      3,320        $  133,755.00           $  153,981.60        $  108,497.60        $  133,755.00
             2                      3,320           161,445.00              153,981.60           108,497.60           153,981.60
             3                      3,320            93,530.00              153,981.60           108,497.60           108,497.60
             4                      3,710           140,980.00              172,069.80           121,242.80           140,980.00
             5                      3,710           137,270.00              172,069.80           121,242.80           137,270.00
             6                      3,510           119,340.00              162,793.80           114,706.80           119,340.00
             7                      3,710           185,500.00              172,069.80           121,242.80           172,069.80
             8                      3,710           192,920.00              172,069.80           121,242.80           172,069.80
             9                      3,170           120,460.00              147,024.60           103,595.60           120,460.00
            10                      3,710           129,850.00              172,069.80           121,242.80           129,850.00
            11                      3,710           163,240.00              172,069.80           121,242.80           163,240.00
            12                      3,410           132,990.00              158,155.80           111,438.80           132,990.00
--------------------------------------------------------------------------------------------------------------------------------
           Total                   42,310        $1,711,280.00           $1,962,337.80        $1,382,690.80        $1,684,503.80

(Total of Column E) > (Total of  Column D)  therefore Annual True-up calculated under Section 7.5.1(b)
------------------------------------------------------------------------------------------------------

H.    Annual True-up - Delivered Energy                                       (Total D - Total G)                  $   26,776.20
I.    Average Cost of Delivered Energy after True-up ($/MWh)                  (Total D / Total C)                  $       40.45


                               J                   K                    L                    M                    N
                          Replacement      Replacement Energy   Gross Replacement   Adjusted Replacement  Invoiced Replacement
           Month         Energy (MWh)       x  Average Cost       Cost of Energy       Cost of Energy       Cost of Energy
           -----         ------------       ---------------       --------------       --------------       --------------
                                                (I x J)
             1                150                                    $    4,900.00                             $        0.00
             2                150                                         7,680.00                                    723.00
             3                150                                         5,420.00                                    518.00
             4                  0                                             0.00                                      0.00
             5                  0                                             0.00                                      0.00
             6                  0                                             0.00                                      0.00
             7                  0                                             0.00                                      0.00
             8                  0                                             0.00                                      0.00
             9                  0                                             0.00                                      0.00
            10                  0                                             0.00                                      0.00
            11                  0                                             0.00                                      0.00
            12                  0                                             0.00                                      0.00
-------------------------------------------------------------------------------------------------------------------------------
           Total              450        $   18,200.80               $   18,000.00        $        0.00        $    1,241.00

                                   EXHIBIT E
                           YEAR END TRUE-UP INVOICE

O.    Annual True-up - Replacement Costs                                               (Total N - Total M)     $    1,241.00

Total Annual True-up *                                                                        (H + O)          $   28,017.20
==================================================================================================================================


EXAMPLE 3
---------

                             C                   D                    E                    F                    G
                         Delivered         Market Price x      Price Ceiling x       Price Floor x      Supplier's Invoiced
           Month       Energy (MWh)       Delivered Energy     Delivered Energy     Delivered Energy     Amount - Energy
           -----       ------------       ----------------     ----------------     ----------------     ---------------
                                                                   (A x C)              (B x C)
             1             3,320          $  133,755.00        $  153,981.60        $  108,497.60        $  133,755.00
             2             3,320             161,445.00           153,981.60           108,497.60           153,981.60
             3             3,320              93,530.00           153,981.60           108,497.60           108,497.60
             4             3,710             133,560.00           172,069.80           121,242.80           133,560.00
             5             3,710             126,140.00           172,069.80           121,242.80           126,140.00
             6             3,510             112,320.00           162,793.80           114,706.80           114,706.80
             7             3,710             111,300.00           172,069.80           121,242.80           121,242.80
             8             3,710             129,850.00           172,069.80           121,242.80           129,850.00
             9             3,170             104,610.00           147,024.60           103,595.60           104,610.00
            10             3,710             122,430.00           172,069.80           121,242.80           122,430.00
            11             3,710             107,590.00           172,069.80           121,242.80           121,242.80
            12             3,410             102,300.00           158,155.80           111,438.80           111,438.80
----------------------------------------------------------------------------------------------------------------------
           Total          42,310          $1,438,830.00        $1,962,337.80        $1,382,690.80        $1,481,455.40

(Total of Column E) > (Total of Column D)  therefore Annual True-up calculated under Section 7.5.1(b)
-----------------------------------------------------------------------------------------------------

H.  Annual True-up - Delivered Energy                                           (Total D - Total G)      $  (42,625.40)
I.  Average Cost of Delivered Energy after True-up ($/MWh)                      (Total D / Total C)      $       34.01


                              J                   K                    L                    M                    N
                         Replacement      Replacement Energy   Gross Replacement   Adjusted Replacement  Invoiced Replacement
           Month        Energy (MWh)       x  Average Cost       Cost of Energy       Cost of Energy       Cost of Energy
           -----        ------------       ---------------       --------------       --------------       --------------
                                               (I x J)
             1               150                                $    4,900.00                             $        0.00
             2               150                                     7,680.00                                    723.00
             3               150                                     5,420.00                                    518.00
             4                 0                                         0.00                                      0.00
             5                 0                                         0.00                                      0.00
             6                 0                                         0.00                                      0.00
             7                 0                                         0.00                                      0.00
             8                 0                                         0.00                                      0.00
             9                 0                                         0.00                                      0.00
            10                 0                                         0.00                                      0.00
            11                 0                                         0.00                                      0.00
            12                 0                                         0.00                                      0.00
------------------------------------------------------------------------------------------------------------------------
           Total             450         $   15,303.08          $   18,000.00        $    2,696.92        $    1,241.00

O.    Annual True-up - Replacement Costs                                       (Total N - Total M)        $   (1,455.92)
========================================================================================================================

                                   EXHIBIT E
                             YEAR TRUE-UP INVOICE

Total Annual True-up *                                                    (H + O)              $  (44,081.32)
==================================================================================================================================

EXAMPLE 4
---------

                                     C                   D                    E                    F                    G
                                 Delivered         Market Price x      Price Ceiling x       Price Floor x     Supplier's Invoiced
           Month               Energy (MWh)       Delivered Energy     Delivered Energy     Delivered Energy     Amount - Energy
           -----               ------------       ----------------     ----------------     ----------------     ---------------
                                                                           (A x C)              (B x C)
             1                    3,320          $  133,755.00        $  153,981.60        $  108,497.60        $  133,755.00
             2                    3,320             161,445.00           153,981.60           108,497.60           153,981.60
             3                    3,320              93,530.00           153,981.60           108,497.60           108,497.60
             4                    3,710              81,620.00           172,069.80           121,242.80           121,242.80
             5                    3,710              63,070.00           172,069.80           121,242.80           121,242.80
             6                    3,510              80,730.00           162,793.80           114,706.80           114,706.80
             7                    3,710              85,330.00           172,069.80           121,242.80           121,242.80
             8                    3,710              51,940.00           172,069.80           121,242.80           121,242.80
             9                    3,170              57,060.00           147,024.60           103,595.60           103,595.60
            10                    3,710              70,490.00           172,069.80           121,242.80           121,242.80
            11                    3,710              44,520.00           172,069.80           121,242.80           121,242.80
            12                    3,410              64,790.00           158,155.80           111,438.80           111,438.80
-----------------------------------------------------------------------------------------------------------------------------
           Total                 42,310          $  988,280.00        $1,962,337.80        $1,382,690.80        $1,453,432.20

(Total of Column E) > (Total of Column D)  therefore Annual True-up calculated under Section 7.5.1(b)
-----------------------------------------------------------------------------------------------------

H.    Annual True-up - Delivered Energy                                          (Total F - Total G)            $  (70,741.40)
I.    Average Cost of Delivered Energy after True-up ($/MWh)                     (Total F / Total C)            $       32.68

                                     J                   K                    L                    M                    N
                                Replacement      Replacement Energy   Gross Replacement   Adjusted Replacement  Invoiced Replacement
           Month               Energy (MWh)       x  Average Cost       Cost of Energy       Cost of Energy        Cost of Energy
           -----               ------------       ---------------       --------------       --------------        --------------
                                                      (I x J)
             1                     150                                   $    4,900.00                             $        0.00
             2                     150                                        7,680.00                                    723.00
             3                     150                                        5,420.00                                    518.00
             4                       0                                            0.00                                      0.00
             5                       0                                            0.00                                      0.00
             6                       0                                            0.00                                      0.00
             7                       0                                            0.00                                      0.00
             8                       0                                            0.00                                      0.00
             9                       0                                            0.00                                      0.00
            10                       0                                            0.00                                      0.00
            11                       0                                            0.00                                      0.00
            12                       0                                            0.00                                      0.00
--------------------------------------------------------------------------------------------------------------------------------
           Total                   450        $   14,706.00              $   18,000.00        $    3,294.00        $    1,241.00

O.    Annual True-up - Replacement Costs                                         (Total N - Total M)               $   (2,053.00)

Total Annual True-up *                                                                 (H + O)                     $  (72,794.40)
==================================================================================================================================

* Positive Total Annual True-up is indicative of a payment form Buyer to Supplier; Negative Total Annual True-up is indicative of a payment form Supplier to Buyer.

                                   EXHIBIT F
                   NOTICES, BILLING AND PAYMENT INSTRUCTIONS

Supplier:
--------
a) Agreement Notices:                   Reliant Energy Sunrise, LLC
   -----------------                    Contract Administration
                                        Mail:   P.O. Box 4455          Courier:   1111 Louisiana Street
                                                Houston, TX  77210-4455           Houston, TX 77002
                                        Phone:  (703) 207-1300
                                        Fax:    (703) 207-9562

                        Copies to:      Reliant Energy, Incorporated
                                        Attention: General Counsel, Wholesale Group
                                        Mail:   P.O. Box 61867         Courier:   1111 Louisiana St, 43 Floor
                                                Houston, TX 77208                 Houston, TX 77002
                                        Fax:    (713) 207-0116

b) Payment Check:                       Reliant Energy Sunrise, LLC
   -------------                        P.O. Box 201142
                                        Houston, TX 77216-1142

c) Payment Wire Transfer:               Bank:   Chase Bank of Texas
   ---------------------                ABA #:  113 000 609
                                        For:    Reliant Energy Sunrise, LLC
                                        Account No:  0010-261-2158

d) Invoices:                            Reliant Energy Sunrise, LLC
   --------                             Power Accounting
                                        Mail:   P.O. Box 4455          Courier:   1111 Louisiana Street
                                                Houston, TX 77210-4455            Houston, TX 77002
                                        Phone:  (713) 207-3573
                                        Fax:    (713) 207-9975

e) Operating Notifications:
   -----------------------
     i)  Pre-Schedule:                  Phone:  (713) 207-1215
                                        Fax:    (713) 207-1135
     ii) Real Time:                     Phone:  (713) 207-1215
                                        Fax:    (713) 207-1224

    iii) Monthly Checkout               Phone:  (713) 207-3845
         Person: Matt Griffin           Fax:    (713) 207-9975

Buyer:
-----

a) Agreement Notices:
   -----------------
        Address:                         Gary Craythorn
                                         Manager, Resource Contracts
                                         Nevada Power Company
                                         6226 West Sahara Avenue, M/S 26A
                                         Las Vegas, Nevada 89146
        Phone:                           702/367-5425
        Fax:                             702/227-2455
        E-mail:                          gcraythorn@nevp.com

b) Invoices:
   --------
        US Post Office:                      (Via Certified Mail)                    Overnight Delivery
        --------------                                                               ------------------
        Address:                             Nevada Power Company                    Address: Nevada Power Company
                                             Attn: Kathy Crews                       Attn: Kathy Crews
                                             P.O. Box 230, M/S 20                    6226 West Sahara Ave., M/S 20
                                             Las Vegas, Nevada 89151                 Las Vegas, Nevada 89146
        Telephone:                           702/227-2476
        Fax:                                 702/367-5096
        E-mail:                              kcrews@nevp.com

c) Schedules:
   ---------
        i)  Pre-Schedule:                    Primary Name:   Rick Engebretson               Phone:  702/862-7195
                                                                                            E-mail: rengebretson@nevp.com
                                             Alternate Name: Tim Schuster                   Phone:  702/862-7194
                                                                                            E-mail: tschuster@nevp.com
                                                                                            Fax:    702/227-2404
       ii)  Real Time:                                                                      Phone:  702/862-7106
                                                                                            Fax:    702/227-2404
      iii)  Monthly Checkout:                                Kathy Crews                    Phone:  702/227-2476
                                                                                            Fax:    702/367-5096
                                                                                            E-mail: kcrews@nevp.com
d) Control Area/Transmission:
   -------------------------
        i)  Reliability Dispatch:                            Phone:    (702) 451-2026
                                                             Fax:      (702) 862-7113
       ii)  Transmission Dispatch:                           Phone:    (702) 451-8346
                                                             Fax:      (702) 862-7113

                                   EXHIBIT G

                         FORM OF AVAILABILITY NOTICE*

Date of Notice:

Time of Notice:

Supplier:

Name of Supplier's Representative:

Buyer:

Asset Bundle:

Availability Dates (96 hours total):

                                            A                    B                  C                 D                E
Availability                Hour        Available from     Total Derating      Permitted        Asset Bundle    Available from
    Date                    Ending       Unit 1 (MW)       of Unit 1 (MW)     Derating of     Capacity of Unit   Unit 2 (MW)
    ----                    ------      ------------       -------------     of Unit 1 (MW)               ----   -----------
                                                                             --------------        1 (MW)
                                                                                                   -----
                                       (A  ** or = ___)    (___ - A)          (C ** or = B)         (A - C)    (E  ** or = ___)
                             0600

                             0700

                             0800

                             0900

                             1000

                             1100

                             1200

                             1300

                             1400

                             1500

                             1600

                             1700

                             1800

                             1900

                             2000

                             2100

                             2200

                             2300

                             2400

                             0100

                             0200

                             0300

                             0400

                             0500

                             0600

                             0700

                              :

 (96 hours total)

                              :

                              300

                              400

                              500

                                         F                 G                H              I**                      J
Availability        Hour         Total Derating of     Permitted       Asset Bundle    Alternative   Cause and Expected Duration of
  Date            Ending            Unit 2 (MW)       Derating of       Capacity of    Point(s) of   Deratings and Identification of
  ----            ------            -----------       Unit 2 (MW)      Unit 2 (MW)      Delivery          Permitted Deratings
                                                      -----------      ------------     --------          -------------------
                                     (___ - E)       (B ** or = F)         (G - E)
                    0600

                    0700

                    0800

                    0900

                    1000

                    1100

                    1200

                    1300

                    1400

                    1500

                    1600

                    1700

                    1800

                    1900

                    2000

                    2100

                    2200

                    2300

                    2400

                    0100

                    0200

                    0300

                    0400

                    0500

                    0600

                    0700

                      :

(96 hours total)

                      :

                     300

                     400

                     500

* The Parties' operational personnel will develop a similar form for the other generating units in the bundle.
* The Parties' operational personnel shall develop the necessary procedure to document requests and responses to utilize Alternative Point(s) of Delivery.
**  Less than
*** Greater than

                                   EXHIBIT H
                               FORM OF GUARANTY

       This Guaranty is entered into as of December 9, 2000 by Reliant Energy Power Generation, Inc., a Delaware corporation ("Guarantor"), on behalf of Reliant Energy Sunrise, LLC, a Delaware limited liability company ("Supplier"), in favor of and for the benefit of Nevada Power Company, a Nevada corporation ("NPC"). NPC is sometimes referred to herein as "Beneficiary".

       WHEREAS, Supplier and NPC are entering into a Transitional Power Purchase Agreement dated as of December 9, 2000 (the "TPPA") by which Supplier has agreed to sell and NPC has agreed to buy Energy and Ancillary Services (as defined in the TPPA) produced by the Sunrise/Sunpeak generating station being sold by NPC; and

       WHEREAS, it is a condition to the obligation of NPC to enter into the TPPA for Guarantor to guaranty the Supplier's obligations under the TPPA in an amount not to exceed the Credit Amount (as defined in the TPPA) (the "Guaranteed Obligations").

       1. Guaranty. Guarantor irrevocably and unconditionally guaranties, as primary obligor and not merely as surety, the due and punctual payment in full of all Guaranteed Obligations (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)).

       In the event that all or any portion of the Guaranteed Obligations is paid by Supplier, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from the Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guaranteed Obligations (to the extent such payments, in the aggregate, do not exceed the Credit Amount).

       Subject to the other provisions of this Section 1, upon failure of Supplier to pay any of the Guaranteed Obligations when and as the same shall become due, Guarantor will upon demand pay, or cause to be paid, in cash, to NPC, an amount equal to the aggregate of the unpaid Guaranteed Obligations. In the event Guarantor fails to pay the Guaranteed Obligations, each and every default in the payment shall give rise to a separate cause of action and separate causes of action may be brought hereunder as each such cause of action arises.

       2. Expenses. The Guarantor agrees to reimburse NPC for all reasonable costs and expenses (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (i) any default by Guarantor hereunder and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings of or involving the Guarantor, judicial or regulatory proceedings of or involving the Guarantor and workout, restructuring or other negotiations or proceedings of or involving the Guarantor (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and
(ii) the enforcement of this Section 2.

       3. Guaranty Absolute; Continuing Guaranty. The obligations of Guarantor hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guaranteed Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees that: (a) this Guaranty is a guaranty of payment when due and not of collectibility; (b) the obligations of Guarantor hereunder are independent of the obligations of Supplier under the TPPA and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against the Supplier and whether or not the Supplier is joined in any such action or actions; and (c) Guarantor's payment of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge Guarantor's liability for any portion of the Guaranteed Obligations that has not been paid. This Guaranty is a continuing guaranty and shall be binding upon Guarantor and its successors and assigns.

       4. Actions by Beneficiary. The Beneficiary may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of Guarantor's liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment of this Guaranty or the Guaranteed Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person with respect to the Guaranteed Obligations, (e) enforce and apply any security hereafter held by or for the benefit of the Beneficiary in respect of this Guaranty or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that the Beneficiary may have against any such security, and (f) exercise any other rights available to NPC under the TPPA.

       5. No Discharge. This Guaranty and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Guaranteed Obligations), including without limitation the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (a) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations, (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions of any other guaranty or security for the Guaranteed Obligations, (c) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (d) the application of payments received from any source to the payment of indebtedness other than the Guaranteed Obligations, even if the Beneficiary might have elected to apply such payment to any part or all of the Guaranteed Obligations, (e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed

Obligations, (f) any defenses, set-offs or counterclaims which the Supplier may assert against the Beneficiary in respect of the Guaranteed Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction, and
(g) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guaranteed Obligations.

       6. Waivers for the Benefit of Beneficiary. Guarantor waives, for the benefit of Beneficiary: (a) any right to require the Beneficiary, as a condition of payment or performance by Guarantor, to (i) proceed against the Supplier, any other guarantor of the Guaranteed Obligations or any other Person,
(ii) proceed against or exhaust any security held from the Supplier, any other guarantor of the Guaranteed Obligations or any other Person, or (iii) pursue any other remedy in the power of the Beneficiary; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Supplier including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Supplier from any cause other than payment in full of the Guaranteed Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof,
(iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that the Beneficiary protect, secure, perfect or insure any lien on any property subject thereto; (e) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty; and
(f) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

       7. Waiver of Rights Against Supplier. Guarantor waives any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against the Supplier or any of its assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against the Supplier, (b) any right to enforce, or to participate in, any claim, right or remedy that the Beneficiary now has or may hereafter have against the Supplier, and (c) any benefit of, and any right to participate in, any collateral or security hereafter held by the Beneficiary. Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement and indemnification as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against the Supplier or against any collateral or security shall be junior and subordinate to any rights the Beneficiary may have against Supplier, to all right, title and interest the Beneficiary may have in any such collateral or security, and to any right the Beneficiary may have against such other guarantor.

       8. Representations and Warranties of Guarantor. Guarantor represents and warrants to NPC as follows:

       (a) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Guarantor has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

       (b) Guarantor has the corporate power and authority to execute and deliver this Guaranty and to consummate the transactions contemplated hereby. The execution and delivery of this Guaranty and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Guarantor, and no other corporate proceedings on the part of Guarantor, including the approval of its shareholders, are necessary to authorize this Guaranty or to consummate the transactions so contemplated. This Guaranty has been duly and validly executed and delivered by Guarantor and constitutes a valid and binding agreement of Guarantor, enforceable against Guarantor in accordance with its terms.

       (c) There are no legal or arbitral proceedings by or before any governmental or regulatory authority or agency, now pending or (to Guarantor's knowledge) threatened against Guarantor or its subsidiaries that could reasonably be expected to have a material adverse effect on the consolidated financial condition, operations or business taken as a whole of it and its subsidiaries.

       (d) The representations and warranties made herein will remain true until Guarantor has fulfilled all obligations to pay in full the Guaranteed Obligations.

       9. Set Off. In addition to any other rights the Beneficiary may have under law or in equity, if any amount shall at any time be due and owing by Guarantor to the Beneficiary under this Guaranty, the Beneficiary is authorized at any time or from time to time, without notice (any such notice being expressly waived), to set off and to appropriate and to apply any indebtedness of the Beneficiary owing to Guarantor and any other property of Guarantor held by the Beneficiary to or for the credit or the account of Guarantor against and on account of the Guaranteed Obligations and liabilities of Guarantor to the Beneficiary under this Guaranty.

       10. Disputes. Any action, claim or dispute arising out of or relating to this Guaranty (any such action, claim or dispute, a "Dispute") shall be submitted in writing to the other Party. In the event Guarantor and NPC are unable to resolve the Dispute satisfactorily within thirty (30) days from the receipt of notice of the Dispute, either Guarantor or NPC may initiate arbitration through the serving and filing of a demand for arbitration. Guarantor and NPC expressly agree that such arbitration shall be the exclusive means to further resolve any Dispute and hereby irrevocably waive their right to a jury trial with respect to any Dispute, provided that at any time a request made for provisional remedies requesting preservation of respective rights and obligations under the Guaranty may be resolved by a court of law located in the County of the principal place of business of NPC. Arbitration shall be conducted in accordance with Sections 13.4, 13.5, 13.6, 13.7, and 13.8 of the TPPA.

       11. Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of NPC and, in the case of any such amendment or modification, Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

       12. Miscellaneous. It is not necessary for Beneficiary to inquire into the capacity or powers of Guarantor or Supplier or the officers, directors or any agents acting or purporting to act on behalf of any of them.

       The rights, powers and remedies given to Beneficiary by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiary by virtue of any statute or rule of law or in the TPPA. Any forbearance or failure to exercise, and any delay by Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

          This Agreement and the rights and obligations of the Parties shall be construed and governed by the Laws of: (i) the State of Nevada as if executed and performed wholly within that state; and (ii) the Federal Power Act, to the extent the rights and obligations of the Parties are covered by such act.

       In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

       This Guaranty shall inure to the benefit of Beneficiary and its respective successors and assigns.

       13.  Notices.   All notices, requests, demands, waivers, consents and
other communications hereunder shall be in writing, shall be delivered either in person, by telegraphic, facsimile or other electronic means, by overnight air courier or by mail, and shall be deemed to have been duly given and to have become effective (a) upon receipt if delivered in person or by telegraphic, facsimile or other electronic means, (b) one (1) business day after having been delivered to an air courier for overnight delivery or (c) three (3) business days after having been deposited in the U.S. mails as certified or registered mail, return receipt requested, all fees prepaid, directed to the parties at the following addresses:

       If to Guarantor, addressed to:

                Reliant Energy Power Generation, Inc.
                Attention: Vice President - Finance
                Mail:      P.O. Box 286
                           Houston, TX 77001-0286
                Courier:   1111 Louisiana Street
                           Houston, TX  77002

            Facsimile:  (713) 207-9916

      with a copy to:
              Reliant Energy, Incorporated
              Attention: General Counsel, Wholesale Group
              Mail:      P.O. Box 61867
                         Houston, TX 77210-1867
              Courier:   1111 Louisiana Street, 43/rd/ Floor
                         Houston, TX 77002
      If to NPC, addressed to:

               William E. Peterson
               Nevada Power Company
               6100 Neil Road
               Reno, Nevada 89511
               Facsimile:  (775) 834-5959

      IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officers thereunto duly authorized as of the date first written above.

                                ____________________
                    By:         J. Douglas Divine
                    Title:      Senior Vice President
                                Reliant Energy Power Generation, Inc.
                    By Mail:    P.O. Box 286
                                Houston, TX 77001-0286
                    By Courier: 111 Louisiana Street
                                Houston, TX 77002

                                   EXHIBIT I
                           COMPANY OBSERVED HOLIDAYS


            New Year's Day              January 1/st/
            Martin Luther King's Day    Third Monday in January
            President's Day             Third Monday in February
            Memorial Day (observed)     Last Monday in May
            Independence Day            July 4/th/
            Labor Day                   First Monday in September
            Veteran's Day               November 11/th/
            Thanksgiving Day            Fourth Thursday in November
            Thanksgiving Friday         Friday after Thanksgiving
            Christmas Eve               December 24/th/
            Christmas Day               December 25/th/

                                   EXHIBIT J
                          ADJUSTMENTS TO TPPA AMOUNT


                    Monthly                                     Monthly
    Month          Adjustment                 Month           Adjustment
---------------------------------      -------------------------------------
    Mar-01               0.0%               Mar-02                   2.4%
    Apr-01               3.0%               Apr-02                   3.2%
    May-01               3.3%               May-02                   2.9%
    Jun-01               6.1%               Jun-02                   5.4%
    Jul-01              11.2%               Jul-02                  12.7%
    Aug-01              13.2%               Aug-02                  13.0%
    Sep-01               7.2%               Sep-02                  10.8%
    Oct-01               1.3%               Oct-02                   1.6%
    Nov-01               0.6%               Nov-02                   0.0%
    Dec-01               0.7%               Dec-02                   0.1%
    Jan-02               3.3%               Jan-03                   0.8%
    Feb-02               2.6%               Feb-03                   0.9%

Example 1 - Effective Date of Agreement is April 15, 2001

A.  TPPA Amount:                                $
                    B              C               D
                 Monthly        Applicable     Applicable
    Month       Adjustment       Portion *     Adjustment
----------------------------------------------------------
                                                 (B x C)
     Apr-01         3.0%              50.0%         1.5%
     May-01         3.3%             100.0%         3.3%
-----------------------------------------------------------
    Total                                           4.8%


E.  Total of Monthly Applicable Adjustments                                4.8%
F   Adjusted TPPA Amount                    (A x (1+D))            $15,720,000
===============================================================================

Example 2 - Effective Date of Agreement is September 15, 2001

G.  TPPA Amount:         $15,000,000

                   H               I               J
                Monthly        Applicable      Applicable
    Month      Adjustment       Portion *      Adjustment
-------------------------------------------------------------
                                                 (H x I)
     Jun-01          6.1%           100.0%            6.1%
     Jul-01         11.2%           100.0%           11.2%
     Aug-01         13.2%           100.0%           13.2%
     Sep-01          7.2%            50.0%            3.6%
--------------------------------------------------------------
    Total                                            34.1%

                                   EXHIBIT J
                          ADJUSTMENTS TO TPPA AMOUNT


K.  Total of Monthly Applicable Adjustments                                34.1%
L   Adjusted TPPA Amount                      (G x (1-K))           $ 9,885,000
================================================================================

Example 3 - Termination Date of December 31, 2002


M.  TPPA Amount:                 $  15,000,000

                        N              O                 P
                      Monthly       Applicable        Applicable
     Month           Adjustment     Portion **        Adjustment
--------------------------------------------------------------------
                                                       (N x O)
      Jan-03            0.8%           100.0%                0.8%
      Feb-03            0.9%           100.0%                0.9%
---------------------------------------------------------------------
     Total                                                   1.7%


Q.  Total of Monthly Applicable Adjustments                                1.7%
R   Payment Amount                               (M x Q)           $   255,000
===============================================================================
* The applicable portion of the month is the number of days in the month during which deliveries of energy from Supplier to Buyer were made divided by the number of days in the month.
** The applicable portion of the month is the number of days in the month during which deliveries of energy from Supplier to Buyer would have been made divided by the number of days in the month.

                                   EXHIBIT K
                      ADJUSTMENTS TO MINIMUM ANNUAL TAKE


             A                   B                 C                D                E                F
                            Base Number       Base Energy       Sales per     Current  Number  Adjusted Energy
          Class *           of Customers      Sales (MWh)    Customer (MWh)    of Customers      Sales (MWh)
----------------------------------------------------------------------------------------------------------------
                                                                 (C / B)                          (D x E) **
Residential                         475,000        5,800,000              12           470,000         5,738,947
Commercial                           65,000        2,800,000              43            60,000         2,584,615
Industrial                            1,000        4,900,000                               800         3,600,000
Street Lighting                           5          130,000                                 5           130,000
Other Retail                             50          600,000                                50           600,000
Wholesale                                 5          850,000                                 5           850,000
----------------------------------------------------------------------------------------------------------------
                                    541,060       15,080,000                           530,860        13,503,563

G.  Adjustment to Minimum Annual Take                                        (F / C)                       89.55%
H.  Minimum Annual Take from Exhibit A (MWh)                                                             310,000
I.  Revised Minimum Annual Take (MWh)                                        (G x H)                     277,605

             J                        K
        Month During            Applicable Min.
        Contract Year          Annual Take (MWh)
------------------------------------------------
             1                           310,000
             2                           310,000
             3                           310,000
             4                           310,000
             5                           277,605
             6                           277,605
             7                           277,605
             8                           263,500
             9                           263,500
            10                           248,000
            11                           248,000
            12                           248,000
------------------------------------------------
           Total                       3,343,815

L.  Minimum Take for Contract Year (MWh)                           (Total of K / 12)                     278,651

*    As reported on Buyer's FERC Form 1
**   Adjusted Energy Sales for the remaining Industrial, Street Lighting, Other
Retail, and Wholesale customers will be based upon actual sales during the base period.

                                   EXHIBIT L
                   ENERGY APPLICABLE TO MINIMUM ANNUAL TAKE

    A            B             C              D            E *            F           G **
 Dispatch      Supply      Delivered      Permitted       Force      Replacement   Applicable
   Hour     Amount (MWh)  Energy (MWh)  Derating(MWh)  Majeure(MWh)  Energy(MWh)   Energy(MWh)
---------------------------------------------------------------------------------------------
                                                                                    (C+D+E+F)
 1                  371           371                                                     371
 2                  371           371                                                     371
 3                  371           371                                                     371
 4                  371           371                                                     371
 5                  371           371                                                     371
 6                  371           351             20                                      371
 7                  371           351             20                                      371
 8                  371           351                                         20          371
 9                  371           371                                                     371
10                  371           371                                                     371
11                  371           371                                                     371
12                  371           371                                                     371
13                  371             0                          371                        371
14                  371             0                          371                        371
15                  371             0                          371                        371
16                  371             0                          371                        371
17                  371           321                                         30          351
18                  371           371                                                     371
19                  371           371                                                     371
20                  371           371                                                     371
21                  371           371                                                     371
22                  371           371                                                     371
23                  371           371                                                     371
24                  341           341                                                     341
25                  321           321                                                     321
26                  291           291                                                     291
27                  321           291             30                                      321
28                  341           341                                                     341
29                  371           371                                                     371
30                  371           371                                                     371
31                  371           371                                                     371
32                  371           371                                                     371
33                  371           371                                                     371
34                  371           371                                                     371
35                  371           371                                                     371
36                  371           371                                                     371
---------------------------------------------------------------------------------------------
total            13,116        11,492             70         1,484            50       13,096

                                   EXHIBIT L
                   ENERGY APPLICABLE TO MINIMUM ANNUAL TAKE


* Includes energy excused because of Supplier's and Buyer's events of Force Majeure
** G cannot be greater than B

                                   EXHIBIT M
                    CONTRACTUAL AND OPERATIONAL CONSTRAINTS

1. For the purposes of this Exhibit M, "Constrained Capacity" shall mean that portion of the capacity available from Sunpeak Units 3, 4 and 5 that is subject to contractual and operational constraints identified in this Exhibit M. The contractual and operational constraints of the SPPCA constituting Constrained Capacity are:
     (a) The Sunpeak units shall be deemed to operate at 3,495 hours per calendar year based on the physical availability of natural gas,/1/ whether or not generated at the Asset Bundle, the El Dorado Generating Station, or another source in accordance with Section 4.1.1.1; provided that, for the first calendar year in which the Effective Date occurs, any Constrained Capacity used prior to the Effective Date shall count against such annual limit;
     (b) Each Sunpeak unit shall not operate for greater than twelve (12) operating hours per day; and
     (c) Each Sunpeak unit may operate at reduced capacity resulting from a Performance Test (as defined in the SPPCA); provided that, such reduction in capacity shall only be deemed Constrained Capacity during Non-Peak Periods (as defined in the SPPCA).

2. To the extent Supplier has delivered Buyer's calendar year annual limit of Constrained Capacity in accordance with Buyer's requests hereunder, then the Asset Bundle Capacity (i) shall be reduced by 222 MWs and such reduction shall be a Permitted Derating and (ii) the reduction in the Asset Bundle Capacity associated with Constrained Capacity shall occur regardless of whether or not any of the delivered Constrained Capacity was actually generated at the Asset Bundle, the El Dorado Generating Station, or another source in accordance with Section 4.1.1.1. The capacity of Sunpeak Units 3, 4, and 5 beyond Constrained Capacity limitations identified in paragraphs 1(b) and 1(c) above also shall be a Permitted Derating.

3. To the extent Buyer's requested Supply Amount during any hour does not exceed the total capacity of Sunrise Units 1 and 2 not otherwise subject to a Permitted Derating, the operational constraints of this Exhibit M shall not apply to such Supply Amount. Rather, the Supply Amount shall be deemed to have been delivered from units other than Sunpeak Units 3, 4 and 5, regardless of the actual source of generation.

________________________
/1/The number of operating hours per unit shall be decreased in accordance with the environmental permits for the SunPeak Units if those units are operated on oil.

                                      M-1